As filed with the Securities and Exchange Commission on July 27, 2012

Securities Act File No. 333-141093

Investment Company Act File No. 811-22026

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 7	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 9	☒

GABELLI SRI GREEN FUND, INC.

(Exact Name of Registrant as Specified in Charter)

One Corporate Center,

Rye, New York 10580-1422

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  1-800-422-3554

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and Address of Agent for Service)

Copies to:

Sonia K. Kothari, Esq.	Michael R. Rosella, Esq.
Gabelli SRI Green Fund, Inc.	Paul Hastings LLP
One Corporate Center	75 East 55th Street
Rye, New York 10580-1422	New York, New York 10022

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b); or
☒	on July 27, 2012 pursuant to paragraph (b); or
☐	60 days after filing pursuant to paragraph (a)(1); or
☐	on [ ] pursuant to paragraph (a)(1); or
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on [ ] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Gabelli SRI Green Fund, Inc.

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Questions?

Call 800-GABELLI

or your investment representative.

Gabelli

SRI Green

Fund,

Inc.

Class	Ticker Symbol
AAA	SRIGX

PROSPECTUS

July 27, 2012

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF THE FUND

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)			None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)			None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)			None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)			2.00%
Exchange Fee			None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees			1.00%
Distribution and Service (Rule 12b-1) Fees			0.25%
Other Expenses			0.75%
Repayment of Fund’s Waived/Reimbursed Expenses	0.09%	(1)
All Remaining Other Expenses	0.66%

Total Annual Fund Operating Expenses			2.00%

(1)	Gabelli Funds, LLC, the Fund’s investment adviser (the “Adviser”) has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) at an annual rate of 2.00% for Class AAA Shares. Under this same arrangement, the Fund has also agreed, during the three-year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent such adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 2.00% for Class AAA Shares after giving effect to the repayment. For the fiscal year ended March 31, 2012, the Adviser recouped fees pursuant to this arrangement. This arrangement is in effect through at least July 31, 2013, and may not be terminated by the Adviser before such date.

Expense Example

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$203	$627	$1,078	$2,327

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 152% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing substantially all, and in any case, no less than 80% of its assets in common stocks and preferred stocks of companies that meet the Fund’s guidelines for both social responsibility and sustainability at the time of investment. Under normal market conditions, the Fund invests its assets in stocks that are listed on a recognized securities exchange or similar market, such as the National Market System of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Fund may also invest in foreign securities, including those in emerging markets, and in debt securities that are convertible into common stocks. The Fund focuses on investments in companies whose securities appear to be underpriced relative to their private market value (“PMV”). PMV or “fair value” is the value the Adviser believes informed investors would be willing to pay for a company.

Socially Responsible Criteria.    The Adviser employs a social screening overlay process at the time of investment to identify companies that meet the Fund’s social guidelines. Pursuant to the guidelines, the Fund will not invest in the top 50 defense/weapons contractors or in companies that derive more than 5% of their revenues from the following areas: tobacco, alcohol, gaming, defense/weapons production, and companies involved in the manufacture of abortion related products.

Sustainability Criteria.    The Adviser has identified the following sustainability issues it believes materially impact the world through a series of economic, social, and political changes, including, but not limited to: climate change, energy security and independence, natural resource shortages, organic living, and urbanization. The Fund will seek to invest in companies that address these issues through their products, solutions, or services. The Fund may also invest in companies that align themselves with these issues, or in conglomerates with significant divisional exposure to these issues and themes.

After identifying companies that satisfy these social and sustainability criteria, the Adviser then looks for, and will invest in, securities of companies that the Adviser believes are likely to have rapid growth in revenues and above average rates of earnings growth. The Adviser will monitor each holding on a regular basis to ensure its compliance with the Fund’s guidelines. Securities that no longer meet these guidelines will be sold within a reasonable period of time after the Adviser makes such a determination. Securities may also be sold if the Adviser believes the securities no longer appear to be underpriced relative to their PMV, or fair value, or if there is a change to an underlying industry or company that the Adviser believes may affect the value of such securities.

The Fund may also use the following investment technique:

•

Lower Grade Debt Securities.    The Fund will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, at least “BBB” (which securities may have speculative characteristics) by Standard & Poor’s (“S&P”) or, if unrated, judged by the

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Adviser to be of comparable quality. However, on occasion when the Adviser deems appropriate, the Fund may also invest up to 25% of its assets in more speculative convertible debt securities (“junk bonds”), provided such securities have a rating of, or equivalent to, at least an S&P rating of “B”.

You may want to invest in the Fund if:

•	you are a long-term investor
•	you seek capital appreciation
•	you want exposure to equity investments in companies that meet the Fund’s socially responsible or sustainability guidelines
•	you believe that the market will favor growth over value stocks over the long term
•	you wish to include a growth strategy as a portion of your overall investments

Principal Risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.

The principal risks presented by the Fund are:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances.

•	Management Risk. If the portfolio managers are incorrect in their assessment of the securities the Fund holds, then the value of the Fund’s shares may decline.

•	Foreign Securities Risk. A fund that invests outside the United States carries additional risks that include:

•	Currency Risk. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Information Risk. Key information about an issuer, security, or market may be inaccurate or unavailable.

•	Political Risk. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry.

•	Access Risk. The risk that some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors.

•	Liquidity Risk. Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

•	Emerging Markets. The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

•	Socially Responsible/Sustainability Investment Risk. Because the Fund invests substantially all of its assets in the securities of companies that meet its socially responsible and sustainability

4

criteria, it may forego opportunities to buy certain securities when it might otherwise be advantageous for it to do so, or may sell securities when it might otherwise be disadvantageous for it to do so.

•

Preferred Stock Risk.    Preferred stocks are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. The dividend on a preferred stock may be changed or omitted by the issuer, and participation in the growth of an issuer may be limited.

•

Lower Grade Debt Securities Risk.    The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments.

•

Portfolio Turnover Risk.    High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions, or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to the Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

5

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year and the life of the Fund compared with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

GABELLI SRI GREEN FUND, INC.

(Total returns for the Years Ended December 31)

During the years shown in the bar chart, the highest return for a quarter was 28.38% (quarter ended June 30, 2009) and the lowest return for a quarter was (18.39)% (quarter ended December 31, 2008).

Year to date total return for the six months ended June 30, 2012, was 7.26%.

Average Annual Total Returns (for the periods ended December 31, 2011)	Past One Year	Since Inception
Gabelli SRI Green Fund, Inc.
Class AAA Shares (first issued on 6/1/07)
Return Before Taxes	(14.10)%	0.90%
Return After Taxes on Distributions	(14.32)%	0.31%
Return After Taxes on Distributions and Sale of Fund Shares	(9.14)%	0.47%
MSCI AC World Free Index (reflects no deduction for fees, expenses or taxes)	(6.95)%	(3.71)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” and “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation

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and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser.    Gabelli Funds, LLC serves as the Adviser to the Fund.

The Portfolio Managers.    Mr. Christopher C. Desmarais, Managing Director of GAMCO Asset Management, Inc., has served as Portfolio Manager of the Fund since its inception in June 2007. Mr. Kevin V. Dreyer, Senior Vice President of Gabelli & Company, Inc., has served as Portfolio Manager of the Fund since October 2011. Mr. Christopher C. Marangi, Senior Vice President of Gabelli & Company, Inc., has served as Portfolio Manager of the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem the Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES, AND RELATED RISKS

The Fund’s investment objective is to seek capital appreciation. The production of any current income is incidental. This investment objective is not fundamental and may be changed without shareholder approval. Shareholders will receive written notice sixty days prior to any change in the Fund’s investment objective.

The Fund will seek to achieve its objective by investing substantially all, and in any case, no less than 80% of its assets in common stocks and preferred stocks of companies that meet the Fund’s guidelines for both social responsibility and sustainability at the time of investment.

Under normal market conditions, the Fund invests its assets in stocks that are listed on a recognized securities exchange or similar market, such as the National Market System of FINRA. The Adviser will invest in companies that are selling in the public market at a significant discount to the Adviser’s assessment of their PMV or “fair value”. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The Adviser also considers changes in economic and political outlooks as well as individual corporate developments. The Adviser will sell any Fund investments that, in the Adviser’s judgment, lose their perceived value relative to other investments.

The Fund’s assets will be invested primarily in a broad range of readily marketable equity securities consisting of common stock, preferred stock, and securities that may be converted at a later time into common stock. Many of the common stocks the Fund will buy will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, the forecasts for the issuer’s industry, and the value of the issuer’s assets. Holders of equity securities only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty.

Socially Responsible Criteria.    The Adviser employs a social screening overlay process at the time of investment to identify companies that meet the Fund’s social guidelines. Pursuant to the guidelines, the Fund will not invest in the top 50 defense/weapons contractors or in companies that derive more than 5% of their revenues from the following areas: tobacco, alcohol, gaming, defense/weapons production, and companies involved in the manufacture of abortion related products.

Sustainability Criteria.    The Adviser has identified the following sustainability issues it believes materially impact the world through a series of economic, social, and political changes, including, but not limited to: climate change, energy security and independence, natural resource shortages, organic living, and urbanization. The Fund will seek to invest in companies that address these issues through their products, solutions, or services. The Fund may also invest in companies that align themselves with these issues, or in conglomerates with significant divisional exposure to these issues and themes.

After identifying companies that satisfy these social and sustainability criteria, the Adviser then looks for, and will invest in, securities of companies that the Adviser believes are likely to have rapid growth in revenues and above average rates of earnings growth. The Adviser will monitor each holding on a regular basis to ensure its compliance with the Fund’s guidelines. Securities that no longer meet these guidelines will be sold within a reasonable period of time after the Adviser makes such a determination. Securities

8

may also be sold if the Adviser believes the securities no longer appear to be underpriced relative to their PMV, or fair value, or if there is a change to an underlying industry or company that the Adviser believes may affect the value of such securities.

The Fund may also use the following investment techniques:

•	Foreign Securities. The Fund may invest in securities of non-U.S. issuers, including those in emerging markets.

•

Defensive Investments.    When adverse market or economic conditions exist, the Fund may temporarily invest all or a portion of its assets in defensive instruments. Such instruments may include, without limitation, obligations of the U.S. government and its agencies or instrumentalities, and high quality short-term money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

•

Lower Grade Debt Securities.    The Fund will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, at least “BBB” (which securities may have speculative characteristics) by S&P or, if unrated, judged by the Adviser to be of comparable quality. However, on occasion when the Adviser deems appropriate, the Fund may also invest up to 25% of its assets in more speculative convertible debt securities (“junk bonds”), provided such securities have a rating of, or equivalent to, at least an S&P rating of “B”.

The Fund may also engage in other investment practices in order to achieve its investment objective. These are discussed in the Fund’s Statement of Additional Information (“SAI”) which may be obtained by calling 800-Gabelli (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

Investing in the Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances. These fluctuations may cause a security to be worth less than it was worth when it was purchased by the Fund. Because the value of securities, and thus shares of the Fund, could decline, you could lose money.

•

Management Risk.    If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline. In addition, the portfolio managers’ strategy may produce returns that are different from other mutual funds that invest in similar securities.

•	Foreign Securities Risk. A fund that invests outside the United States carries additional risks that include:

•

Currency Risk.    Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

•	Information Risk. Key information about an issuer, security, or market may be inaccurate or unavailable.

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•

Political Risk.    Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on securities prices and impair the Fund’s ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action, and war.

•

Access Risk.    The risk that some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractiveness of investment opportunities available to the Fund.

•	Liquidity Risk. Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

•	Emerging Markets. The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

•

Socially Responsible/Sustainability Investment Risk.    The Fund invests substantially all of its assets in the securities of companies that meet its socially responsible and sustainability criteria. As a result, the Fund may forego opportunities to buy certain securities when it might otherwise be advantageous for it to do so, or may sell securities when it might otherwise be disadvantageous for it to do so.

•

Preferred Stock Risk.    A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

•

Lower Grade Debt Securities Risk.    The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

•

Portfolio Turnover Risk.    High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions, or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to the Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Portfolio Holdings.    A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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MANAGEMENT OF THE FUND

The Adviser.    Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the Fund’s operations under the general supervision of the Fund’s Board of Directors (the “Board”). The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is another wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the NYSE.

As compensation for its services and the related expenses borne by the Adviser for the fiscal year ended March 31, 2012, the Fund paid the Adviser a fee computed daily and payable monthly equal to 1.00% of the value of its average daily net assets. Pursuant to the fee waiver and expense reimbursement agreement described below, the Fund also repaid the Adviser a fee equal to 0.09% of the value of its daily net assets.

The Adviser has contractually agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) at no more than 2.00%. The fee waiver and expense reimbursement agreement will continue until at least July 31, 2013, and may not be terminated by the Adviser before such date. In addition, the Fund has agreed, during the three year period following any waiver or reimbursement by the Adviser, to reimburse the Adviser for any such amounts to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 2.00%.

The Fund’s semiannual report to shareholders for the period ending September 30, 2012, will contain a discussion of the basis of the Board’s determination to continue the investment advisory agreement as described above.

The Portfolio Managers.    Mr. Christopher C. Desmarais is a Managing Director of GAMCO Asset Management, Inc. as well as its Director of Socially Responsive Investments. Since joining GAMCO Asset Management, Inc. in 1993, Mr. Desmarais has been actively involved in expanding the Firm’s capabilities and involvement in the field of Socially Responsible Investing. Mr. Desmarais is the Chair of the Charles F. Dolan School of Business Advisory Council at Fairfield University. Mr. Desmarais is a graduate of Fairfield University with a B.A. in Economics.

Mr. Kevin V. Dreyer joined Gabelli & Company, Inc. in 2005 and currently serves as a Senior Vice President. Mr. Dreyer has been an Associate Portfolio Manager of The Gabelli Asset Fund since 2008, The Gabelli Healthcare & Wellness Trust since 2007 and the GAMCO Global Opportunity Fund since 2006, and a Co-Lead Portfolio Manager of The Gabelli Natural Resources, Gold & Income Trust since January 2011. Mr. Dreyer holds a M.B.A. from Columbia Business School and a B.S.E. from the University of Pennsylvania.

Mr. Christopher J. Marangi joined Gabelli & Company, Inc. in 2003 and currently serves as a Senior Vice President. Mr. Marangi has been an Associate Portfolio Manager of The Gabelli Asset Fund since 2010, The Gabelli Multimedia Trust Inc. since 2010 and The Gabelli Value Fund since 2006, and a Co-Lead Portfolio Manager of The Gabelli Natural Resources, Gold & Income Trust since January 2011. Mr. Marangi holds a M.B.A. from Columbia Business School and a B.A. from Williams College.

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As portfolio managers, Messrs. Desmarais, Dreyer and Marangi are primarily responsible for the day to day investment decisions for the Fund.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

Regulatory Matters.    On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement.

INDEX DESCRIPTIONS

The MSCI All Country (AC) World Free Index is a market capitalization weighted index representing both developed and emerging markets. The index figures do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in the MSCI AC World Index.

PURCHASE OF SHARES

You can purchase the Fund’s shares on any Business Day. The Fund’s Class AAA Shares are offered only to (1) clients of financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting, or a similar service, or (ii) where G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”), has entered into an agreement permitting the financial intermediary to offer Class AAA Shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.

•	By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to “Gabelli SRI Green Fund, Inc.” to:

By Mail	By Personal or Overnight Delivery
The Gabelli Funds	The Gabelli Funds
P.O. Box 8308	c/o BFDS
Boston, MA 02266-8308	30 Dan Road
Canton, MA 02021-2809

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the fund(s), and class of shares you wish to purchase.

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•	By Internet. You may open an account over the Internet at www.gabelli.com.

•

By Bank Wire or by ACH system.    To open an account using the bank wire transfer system or ACH system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to remit funds to:

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110

ABA #011-0000-28 REF DDA #99046187

Re: The Gabelli SRI Green Fund

Account #

Account of [Registered Owners]

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail.” Note that banks may charge fees for wiring funds, although the Fund’s Transfer Agent, State Street Bank and Trust Company (“Transfer Agent” or “State Street”), will not charge you for receiving wire transfers.

Share Price.    The Fund sells its Class AAA Shares based on the net asset value per share (“NAV”) next determined after the time as of which the Fund receives your completed subscription order form but does not issue the shares to you until it receives full payment. See “Pricing of Fund Shares” for a description of the calculation of the NAV.

Minimum Investments.    Your minimum initial investment must be at least $1,000. See “Retirement Plans/ Education Savings Plans” and “Automatic Investment Plan” regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

Retirement Plans/Education Savings Plans.    The Fund makes available IRA and “Coverdell” Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans.” The minimum initial investment in all such retirement and education savings plans is $250. There is no minimum subsequent investment for retirement or education savings plans.

Automatic Investment Plan.    The Fund offers an automatic monthly investment plan. There is no minimum initial investment for accounts establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan.    You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the ACH system. You must have a completed, approved Investment Plan application on file with the Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

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Voluntary Conversion.    Shareholders who currently hold Class AAA Shares and are eligible to purchase Class I Shares may convert existing Class AAA Shares to Class I Shares of the Fund through their financial intermediary if the financial intermediary has a specific agreement with the Distributor.

If shares of the Fund are converted to a different share class of the Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, a shareholder may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Please contact your tax advisor regarding the tax consequences of any conversion.

General.    State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund’s management, it is in the Fund’s best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund’s minimum purchase requirements. The Fund also offers other classes of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, shares of all classes are substantially the same.

Customer Identification Program.    Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder’s identity.

Rule 12b-1 Plan.    The Fund has adopted a distribution plan under Rule 12b-1 (the “Plan”) for Class AAA Shares of the Fund. Under this Plan, the Fund may use its assets to finance activities relating to the sale of its Class AAA Shares and the provision of certain shareholder services. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate for such activities outside the Plan and not be subject to its limitations.

The Plan authorizes payments by the Fund on an annual rate of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares or pay shareholder service fees.

Because the Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

Third Party Arrangements.    In addition to, or in lieu of amounts received by broker-dealers or other financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates utilize a portion of their assets, which may include revenues received from Rule 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to broker-dealers and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing to Fund shareholders, transaction processing, subaccounting services, marketing support, access to sales meetings, sales representatives, and management representatives of the broker-dealer or other financial intermediary. Revenue sharing payments may also be made to

14

broker-dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts, and finders’ fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may also provide non-cash compensation to broker-dealer firms or other financial intermediaries, in accordance with applicable rules of the FINRA, such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases, these other payments could be significant.

Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than Rule 12b-1 payments), for a portion of the charges for those programs that generally represent savings of expense experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.

The Adviser negotiates the level of payments described above to any particular broker-dealer or other financial intermediary with each firm. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.

REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form, subject in some cases to a redemption fee as described below. See “Pricing of Fund Shares” for a description of the calculation of NAV.

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of

15

price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not always possible to be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short-term trading in Fund shares, the Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on shares that are redeemed or exchanged within seven days of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund’s Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.

16

You may redeem shares through the Distributor, directly from the Fund through the Transfer Agent, or through your financial intermediary:

•

By Letter.    You may mail a letter requesting the redemption of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, savings banks, and credit unions. A notary public cannot provide a medallion signature guarantee.

•

By Telephone or the Internet.    Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States) or by visiting our website at www.gabelli.com. You may not redeem Fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see “Exchange of Shares”). Among the procedures that State Street may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

1.	Telephone or Internet Redemption By Check. The Fund will make checks payable to the name in which the account is registered and will normally mail the check to the address of record within seven days.

2.	Telephone or Internet Redemption By Bank Wire or ACH system. The Fund accepts telephone or Internet requests for wire or ACH system redemptions in amounts of at least $1,000. The Fund will send a wire or ACH system credit to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day.

Automatic Cash Withdrawal Plan.    You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption.    The Fund may redeem all shares in your account (other than an IRA) if the value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be

17

notified in writing before the Fund initiates such action and is allowed thirty days to increase the value of your account to at least $1,000.

Redemption Proceeds.    A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund, or if applicable, its authorized designee, receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as ten days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

Redemption in Kind.    In certain circumstances, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Fund’s Board believes that it would be in the Fund’s best interest not to pay redemption proceeds in cash.

EXCHANGE OF SHARES

You can exchange shares of the Fund for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of the same class of a money market fund managed by the Adviser. The Fund may impose limitations on, or terminate, the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege.

In effecting an exchange:

•	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;
•	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;
•	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;
•	you may realize a taxable gain or loss because the exchange is treated as a sale for federal income tax purposes;
•	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and
•	you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

You may exchange your shares through the Distributor, directly through the Transfer Agent, or through a financial intermediary that has entered into the appropriate selling agreements with the Distributor.

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•	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

•

Exchange by Mail.    You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

•

Exchange through the Internet.    You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your financial intermediary and does not benefit the Fund or the Adviser in any way. It is in addition to any sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your financial intermediary.

PRICING OF FUND SHARES

The NAV of the Fund’s Class AAA Shares is calculated on each Business Day. A Business Day is any day the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The NAV is computed by dividing the value of the Fund’s net assets, i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus, attributable to the Class AAA Shares by the total number of its Class AAA Shares outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV next made as of a time after the time as of which the purchase or redemption order is received in proper form. Because the Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of each class of shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

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Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends and/or capital gain distributions that are declared by the Fund reinvested automatically at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund or your financial intermediary in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges by the Fund in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions. A dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes. Dividends and distributions may be different for different classes of shares of the Fund.

TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gains. Dividends out of investment company taxable income (including distributions of net short-term capital gains, i.e., gains from the sale of securities held by the Fund for one year or less) are taxable to you as ordinary income if you are a U.S. shareholder, except that certain qualified dividends are

20

currently eligible for a reduced rate (to the extent derived from the Fund’s qualified dividend income and if certain holding period requirements are met). Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The Fund’s distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state, and/or local taxes. A redemption of Fund shares or an exchange of the Fund’s shares for shares of another fund will be treated for tax purposes as a sale of the Fund’s shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax at the rate of 30% (or a lower rate reduced by an applicable income tax treaty).

A dividend declared by the Fund in October, November, or December and paid during January to shareholders of record on a specified date in such a month, of the following year will be treated as paid in December for tax purposes.

By law, the Fund must withhold, as backup withholding, a percentage (currently 28%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial, or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you and the Fund can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax advisor concerning the tax consequences of your investment in the Fund.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we shall resume separate mailings, in accordance with your instructions, within thirty days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund’s annual, semi-annual, and quarterly Fund reports, manager commentaries and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.gabelli.com. Shareholders who purchase shares of the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

21

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal periods. The total returns in the table represent the return that an investor would have earned or lost on an investment in the Fund’s Class AAA Shares (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, are included in the Fund’s annual report, which is available upon request.

22

Gabelli SRI Green Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout the period:

		Income (Loss) from Investment Operations			Distributions									Ratios to Average Net Assets/Supplemental Data
Period Ended March 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investments	Return of Capital(b)	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)	Expenses Net of Waivers/ Reimburse- ments††(c)		Expenses Before Waivers/ Reimburse- ments†††		Portfolio Turnover Rate
Class AAA
2012	$12.86	$(0.07)	$(1.93)	$(2.00)	$(0.05)		$(0.03)	$(0.00)	$(0.08)	$0.00	$10.78	(15.50)%	$23,423	(0.69)%	2.00%		2.00	%(d)	152%
2011	10.44	(0.09)	3.31	3.22	—		(0.80)	—	(0.80)	0.00	12.86	32.77	16,631	(0.82)	2.00		2.86		365
2010	6.12	(0.12)	4.44	4.32	—		—	—	—	0.00	10.44	70.59	4,573	(1.31)	2.01		4.70		190
2009	8.41	(0.01)	(2.25)	(2.26)	(0.03)		—	(0.00)	(0.03)	0.00	6.12	(26.88)	653	(0.15)	2.01		11.07		65
2008(e)	10.00	0.01	(1.57)	(1.56)	(0.00	)(b)	(0.03)	—	(0.03)	—	8.41	(15.60)	656	0.11 (f)	2.04	(f)	22.50	(f)	25

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized. Total return excluding the effect of the contribution from the Fund’s Adviser of $72,052 for the period ended March 31, 2012 was (15.67)%.

††	The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the period ended March 31, 2008 would have been 2.02%. For the years ended March 31, 2012, 2011 and 2010, there were no Custodian Fee Credits. For the year ended March 31, 2009, the effect of Custodian Fee Credits was minimal.

†††	The ratios include a reduction for Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the period ended March 31, 2008 would have been 22.52%. For the years ended March 31, 2012, 2011 and 2010, there were no Custodian Fee Credits. For the year ended March 31, 2009, the effect of Custodian Fee Credits was minimal.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The expense ratios include interest expense which is not subject to the expense limitation for each class of shares.

(d)	Under an expense deferral agreement with the Adviser, the Adviser recovered from the Fund $56,477 for the year ended March 31, 2012, representing previously reimbursed expenses from the Adviser. Had such payment not been made, the expense ratio would have been 1.91%.

(e)	The Gabelli SRI Green Fund, Inc. commenced investment operations on June 1, 2007.

(f)	Annualized.

23

Gabelli SRI Green Fund, Inc.

Class AAA Shares

For More Information:

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:

The Fund’s semiannual and audited annual reports to shareholders contain additional information on the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the

Gabelli/GAMCO family, or request other information, and discuss your questions about the Fund by mail, toll-free phone, or the internet as follows:

Gabelli SRI Green Fund, Inc.

One Corporate Center

Rye, NY 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

You can also review and/or copy the Fund’s prospectuses, annual/semiannual reports, and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain text-only copies:

•	Free from the Fund’s website at www.gabelli.com.

•	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.

•	Free from the EDGAR Database on the SEC’s website at www.sec.gov.

(Investment Company Act File No. 811-22026)

Gabelli SRI Green Fund, Inc.

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Questions?

Call 800-GABELLI

or your investment representative.

Gabelli

SRI Green

Fund,

Inc.

Class	Ticker Symbol
A	SRIAX
C	SRICX
I	SRIDX

PROSPECTUS

July 27, 2012

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF THE FUND

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the “Classes of Shares” section on page 13 of the Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None
Redemption Fees (as a percentage of amount redeemed for shares held seven days or less)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.75%	0.75%	0.75%
Repayment of Fund’s Waived/Reimbursed Expenses	0.09%(1)	0.09%(1)	0.09%(1)
All Remaining Other Expenses	0.66%	0.66%	0.66%

Total Annual Fund Operating Expenses	2.00%	2.75%	1.75%

(1)	Gabelli Funds, LLC, the Fund’s adviser (the “Adviser”) has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the Fund’s Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) at an annual rate of 2.00%, 2.75%, and 1.75% for Class A, Class C, and Class I Shares, respectively. Under this same arrangement, the Fund has also agreed, during the three-year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent such adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 2.00%, 2.75%, and 1.75% for Class A, Class C, and Class I Shares, respectively, after giving effect to the repayments. For the fiscal year ended March 31, 2012, the Adviser recouped fees pursuant to this arrangement. This arrangement is in effect through at least July 31, 2013, and may not be terminated by the Adviser before such date.

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Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$766	$1,166	$1,591	$2,768
Class C Shares	$378	$853	$1,454	$3,080
Class I Shares	$178	$551	$949	$2,062

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$766	$1,166	$1,591	$2,768
Class C Shares	$278	$853	$1,454	$3,080
Class I Shares	$178	$551	$949	$2,062

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 152% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing substantially all, and in any case, no less than 80% of its assets in common stocks and preferred stocks of companies that meet the Fund’s guidelines for both social responsibility and sustainability at the time of investment. Under normal market conditions, the Fund invests its assets in stocks that are listed on a recognized securities exchange or similar market, such as the National Market System of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Fund may also invest in foreign securities, including those in emerging markets, and in debt securities that are convertible into common stocks. The Fund focuses on investments in companies whose securities appear to be under priced relative to their Private Market Value (“PMV”). PMV or “fair value” is the value the Adviser believes informed investors would be willing to pay for a company.

Socially Responsible Criteria.    The Adviser employs a social screening overlay process at the time of investment to identify companies that meet the Fund’s social guidelines. Pursuant to the guidelines, the Fund will not invest in the top 50 defense/weapons contractors or in companies that derive more than 5% of their revenues from the following areas: tobacco, alcohol, gaming, defense/weapons production, and companies involved in the manufacture of abortion related products.

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Sustainability Criteria.    The Adviser has identified the following sustainability issues it believes materially impact the world through a series of economic, social, and political changes, including, but not limited to: climate change, energy security and independence, natural resource shortages, organic living, and urbanization. The Fund will seek to invest in companies that address these issues through their products, solutions, or services. The Fund may also invest in companies that align themselves with these issues, or in conglomerates with significant divisional exposure to these issues and themes.

After identifying companies that satisfy these social and sustainability criteria, the Adviser then looks for, and will invest in, securities of companies that the Adviser believes are likely to have rapid growth in revenues and above average rates of earnings growth. The Adviser will monitor each holding on a regular basis to ensure its compliance with the Fund’s guidelines. Securities that no longer meet these guidelines will be sold within a reasonable period of time after the Adviser makes such a determination. Securities may also be sold if the Adviser believes the securities no longer appear to be underpriced relative to their PMV, or fair value, or if there is a change to an underlying industry or company that the Adviser believes may affect the value of such securities.

The Fund may also use the following investment technique:

•

Lower Grade Debt Securities.    The Fund will normally purchase only investment grade, con- vertible debt securities having a rating of, or equivalent to, at least “BBB” (which securities may have speculative characteristics) by Standard & Poor’s (“S&P”) or, if unrated, judged by the Adviser to be of comparable quality. However, on occasion when the Adviser deems appropriate, the Fund may also invest up to 25% of its assets in more speculative convertible debt securities (“junk bonds”), provided such securities have a rating of, or equivalent to, at least an S&P rating of “B”.

You may want to invest in the Fund if:

•	you are a long-term investor
•	you seek capital appreciation
•	you want exposure to equity investments in companies that meet the Fund’s socially responsible or sustainability guidelines
•	you believe that the market will favor growth over value stocks over the long term
•	you wish to include a growth strategy as a portion of your overall investments

Principal Risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.

The principal risks presented by the Fund are:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances.

•	Management Risk. If the portfolio managers are incorrect in their assessment of the securities the Fund holds, then the value of the Fund’s shares may decline.

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•	Foreign Securities Risk. A fund that invests outside the United States carries additional risks that include:

•	Currency Risk. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Information Risk. Key information about an issuer, security, or market may be inaccurate or unavailable.

•	Political Risk. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry.

•	Access Risk. The risk that some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors.

•	Liquidity Risk. Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

•	Emerging Markets. The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

•

Socially Responsible/Sustainability Investment Risk.    Because the Fund invests substantially all of its assets in the securities of companies that meet its socially responsible and sustainability criteria, it may forego opportunities to buy certain securities when it might otherwise be advantageous for it to do so, or may sell securities when it might otherwise be disadvantageous for it to do so.

•

Preferred Stock Risk.    Preferred stocks are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. The dividend on a preferred stock may be changed or omitted by the issuer, and participation in the growth of an issuer may be limited.

•

Lower Grade Debt Securities Risk.    The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments.

•

Portfolio Turnover Risk.    High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions, or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to the Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

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Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year and the life of the Fund compared with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

GABELLI SRI GREEN FUND, INC.

(Total Returns for Class A Shares for the Years Ended December 31)

Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund’s returns would be less than those shown. During the years shown in the bar chart, the highest return for a quarter was 28.22% (quarter ended June 30, 2009) and the lowest return for a quarter was (18.47)% (quarter ended December 31, 2008).

Year to date total return for the six months ended June 30, 2012, was 7.26%.

Average Annual Total Returns (for the periods ended December 31, 2011, with maximum sales charge, if applicable)	Past One Year	Since Inception
Gabelli SRI Green Fund, Inc.
Class A Shares (first issued on 6/1/07)
Return Before Taxes	(19.13)%	(0.39)%
Return After Taxes on Distributions	(19.32)%	(0.98)%
Return After Taxes on Distributions and Sale of Fund Shares	(12.40)%	(0.62)%
Class C Shares (first issued on 6/1/07)
Return Before Taxes	(15.69)%	0.14%
Class I Shares (first issued on 6/1/07)
Return Before Taxes	(13.92)%	1.14%
MSCI AC World Free Index (reflects no deduction for fees, expenses or taxes)	(6.95)%	(3.71)%

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” and “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser.    Gabelli Funds, LLC serves as the Adviser to the Fund.

The Portfolio Managers.    Mr. Christopher C. Desmarais, Managing Director of GAMCO Asset Management, Inc., has served as Portfolio Manager of the Fund since its inception in June 2007. Mr. Kevin V. Dreyer, Senior Vice President of Gabelli & Company, Inc., has served as Portfolio Manager of the Fund since October 2011. Mr. Christopher C. Marangi, Senior Vice President of Gabelli & Company, Inc., has served as Portfolio Manager of the Fund since October 2011.

Purchase and Sale of Fund Shares

The minimum initial investment for Class A and Class C Shares must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

Generally, the minimum initial investment for Class I Shares is at least $100,000. However, this minimum initial investment is waived for employee benefit plans with assets of at least $50 million.

You can purchase or redeem the Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES, AND RELATED RISKS

The Fund’s investment objective is to seek capital appreciation. The production of any current income is incidental. This investment objective is not fundamental and may be changed without shareholder approval. Shareholders will receive written notice sixty days prior to any change in the Fund’s investment objective.

The Fund will seek to achieve its objective by investing substantially all, and in any case, no less than 80% of its assets in common stocks and preferred stocks of companies that meet the Fund’s guidelines for both social responsibility and sustainability at the time of investment.

Under normal market conditions, the Fund invests its assets in stocks that are listed on a recognized securities exchange or similar market, such as the National Market System of FINRA. The Adviser will invest in companies that are selling in the public market at a significant discount to the Adviser’s assessment of their PMV or “fair value”. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The Adviser also considers changes in economic and political outlooks as well as individual corporate developments. The Adviser will sell any Fund investments that, in the Adviser’s judgment, lose their perceived value relative to other investments.

The Fund’s assets will be invested primarily in a broad range of readily marketable equity securities consisting of common stock, preferred stock, and securities that may be converted at a later time into common stock. Many of the common stocks the Fund will buy will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, the forecasts for the issuer’s industry, and the value of the issuer’s assets. Holders of equity securities only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty.

Socially Responsible Criteria.    The Adviser employs a social screening overlay process at the time of investment to identify companies that meet the Fund’s social guidelines. Pursuant to the guidelines, the Fund will not invest in the top 50 defense/weapons contractors or in companies that derive more than 5% of their revenues from the following areas: tobacco, alcohol, gaming, defense/weapons production, and companies involved in the manufacture of abortion related products.

Sustainability Criteria.    The Adviser has identified the following sustainability issues it believes materially impact the world through a series of economic, social, and political changes, including, but not limited to: climate change, energy security and independence, natural resource shortages, organic living, and urbanization. The Fund will seek to invest in companies that address these issues through their products, solutions, or services. The Fund may also invest in companies that align themselves with these issues, or in conglomerates with significant divisional exposure to these issues and themes.

After identifying companies that satisfy these social and sustainability criteria, the Adviser then looks for, and will invest in, securities of companies that the Adviser believes are likely to have rapid growth in revenues and above average rates of earnings growth. The Adviser will monitor each holding on a regular basis to ensure its compliance with the Fund’s guidelines. Securities that no longer meet these guidelines will be sold within a reasonable period of time after the Adviser makes such a determination. Securities

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may also be sold if the Adviser believes the securities no longer appear to be underpriced relative to their PMV, or fair value, or if there is a change to an underlying industry or company that the Adviser believes may affect the value of such securities.

The Fund may also use the following investment techniques:

•	Foreign Securities. The Fund may invest in securities of non-U.S. issuers, including those of emerging markets.

•

Defensive Investments.    When adverse market or economic conditions exist, the Fund may temporarily invest all or a portion of its assets in defensive instruments. Such instruments may include, without limitation, obligations of the U.S. government and its agencies or instrumentalities, or high quality short-term money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

•

Lower Grade Debt Securities.    The Fund will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, at least “BBB” (which securities may have speculative characteristics) by S&P or, if unrated, judged by the Adviser to be of comparable quality. However, on occasion when the Adviser deems appropriate the Fund may also invest up to 25% of its assets in more speculative convertible debt securities (“junk bonds”), provided such securities have a rating of, or equivalent to, at least an S&P rating of “B”.

The Fund may also engage in other investment practices in order to achieve its investment objective. These are discussed in the Fund’s Statement of Additional Information (“SAI”) which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

Investing in the Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances. These fluctuations may cause a security to be worth less than it was worth when it was purchased by the Fund. Because the value of securities, and thus shares of the Fund, could decline, you could lose money.

•

Management Risk.    If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline. In addition, the portfolio managers’ strategy may produce returns that are different from other mutual funds that invest in similar securities.

•	Foreign Securities Risk. A fund that invests outside the United States carries additional risks that include:

•

Currency Risk.    Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

•	Information Risk. Key information about an issuer, security, or market may be inaccurate or unavailable.

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•

Political Risk.    Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on securities prices and impair the Fund’s ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action, and war.

•

Access Risk.    The risk that some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractiveness of investment opportunities available to the Fund.

•	Liquidity Risk. Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

•	Emerging Markets. The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

•

Socially Responsible/Sustainability Investment Risk.    The Fund invests substantially all of its assets in the securities of companies that meet its socially responsible and sustainability criteria. As a result, the Fund may forego opportunities to buy certain securities when it might otherwise be advantageous for it to do so, or may sell securities when it might otherwise be disadvantageous for it to do so.

•

Preferred Stock Risk.    A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred Stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

•

Lower Grade Debt Securities Risk.    The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

•

Portfolio Turnover Risk.    High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions, or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, such sales may also result in adverse tax consequences to the Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Portfolio Holdings.    A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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MANAGEMENT OF THE FUND

The Adviser.    Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the Fund’s operations under the general supervision of the Fund’s Board of Directors (the “Board”). The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the NYSE.

As compensation for its services and the related expenses borne by the Adviser for the fiscal year ended March 31, 2012, the Fund paid the Adviser a fee computed daily and payable monthly equal to 1.00% of the value of its average daily net assets. Pursuant to the fee waiver and expense reimbursement agreement described below, the Fund also repaid the Adviser a fee equal to 0.09% of the value of its daily net assets.

The Adviser has contractually agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) at no more than 2.00%, 2.75%, and 1.75% for the Fund’s Class A, C, and I Shares, respectively. The fee waiver and expense reimbursement agreement will continue until at least July 31, 2013, and may not be terminated by the Adviser before such date. In addition, the Fund has agreed, during the three year period following any waiver or reimbursement by the Adviser, to reimburse the Adviser for any such amounts to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 2.00%, 2.75%, and 1.75% for Class A, C, and I Shares, respectively.

The Fund’s semiannual report to shareholders for the period ending September 30, 2012 will contain a discussion of the basis of the Board’s determination to continue the investment advisory agreement as described above.

The Portfolio Managers.    Mr. Christopher C. Desmarais is a Managing Director of GAMCO Asset Management, Inc. as well as its Director of Socially Responsive Investments. Since joining GAMCO Asset Management, Inc. in 1993, Mr. Desmarais has been actively involved in expanding the Firm’s capabilities and involvement in the field of Socially Responsible Investing. Mr. Desmarais is the Chair of the Charles F. Dolan School of Business Advisory Council at Fairfield University. Mr. Desmarais is a graduate of Fairfield University with a B.A. in Economics.

Mr. Kevin V. Dreyer joined Gabelli & Company, Inc. in 2005 and currently serves as a Senior Vice President. Mr. Dreyer has been an Associate Portfolio Manager of The Gabelli Asset Fund since 2008, The Gabelli Healthcare & Wellness Trust since 2007 and the GAMCO Global Opportunity Fund since 2006, and a Co-Lead Portfolio Manager of The Gabelli Natural Resources, Gold & Income Trust since January 2011. Mr. Dreyer holds a M.B.A from Columbia Business School and a B.S.E. from the University of Pennsylvania.

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Mr. Christopher J. Marangi joined Gabelli & Company, Inc. in 2003 and currently serves as a Senior Vice President. Mr. Marangi has been an Associate Portfolio Manager of The Gabelli Asset Fund since 2010, The Gabelli Multimedia Trust Inc. since 2010 and The Gabelli Value Fund since 2006, and a Co-Lead Portfolio Manager of The Gabelli Natural Resources, Gold & Income Trust since January 2011. Mr. Marangi holds a M.B.A. from Columbia Business School and a B.A. from Williams College.

As portfolio managers, Messrs. Desmarais, Dreyer and Marangi are primarily responsible for the day to day investment decisions for the Fund.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

Regulatory Matters.    On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement.

INDEX DESCRIPTIONS

The MSCI All Country (AC) World Free Index is a market capitalization weighted index representing both developed and emerging markets. The index figures do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in the MSCI AC World Index.

CLASSES OF SHARES

Three classes of the Fund’s shares are offered in this Prospectus — Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares of the Fund are offered in a separate prospectus. The Fund is not designed for market-timers, see the section entitled “Redemption of Shares”. Each class of shares has different costs associated with buying, selling, and holding fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investments and the length of time you intend to hold your shares.

Class I Shares are available to foundations, endowments, institutions, and employee benefit plans. The minimum investment for Class I Shares is $100,000 if the investor purchases the Shares directly through G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”) or brokers that have entered into selling agreements with the Distributor specifically with respect to Class I Shares. The minimum is waived for plans with assets of at least $50 million. The Distributor or its affiliates may accept investments in Class I Shares from purchases not listed above or that do not meet these qualification

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requirements (for plans with assets of less than $50 million that the Distributor or its affiliates in their judgment expect to grow to at least $50 million; for investors whose investments in the Gabelli/GAMCO complex, either alone or aggregated with the investments of their affiliates, exceeds the minimum investment; and for an individual investor whose investments in the Fund, when combined with investments in the Fund by any family members, exceeds the minimum investment). The table that follows summarizes the differences among the classes of shares.

•	A “front-end sales load”, or sales charge, is a one time fee charged at the time of purchase of shares.
•	A “contingent deferred sales charge” (“CDSC”) is a one time fee charged at the time of redemption.
•	A “Rule 12b-1 fee” is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund’s average daily net assets attributable to the particular class of shares.

In selecting a class of shares in which to invest, you should consider:

•	the length of time you plan to hold the shares;
•

the amount of sales charge and Rule 12b-1 fees, recognizing that your share of Rule 12b-1 fees as a percentage of your investment increases if the Fund’s assets increase in value and decreases if the Fund’s assets decrease in value;

•	whether you qualify for a reduction or waiver of the Class A sales charge; and
•	whether you qualify to purchase Class I Shares (direct institutional purchases of $100,000 or more).

	Class A Shares	Class C Shares	Class I Shares
Front End Sales Load?	Yes. The percentage declines as the amount invested increases.	No.	No.
Contingent Deferred Sales Charge?	No, except for shares redeemed within eighteen months after purchase as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase.	Yes, for shares redeemed within twelve months after purchase.	No.
Rule 12b-1 Fee	0.25%	1.00%	None
Convertible to Another Class?	Yes. May be converted to Class I Shares provided certain conditions are met.	Yes. May be converted to Class I Shares provided certain conditions are met.	No.
Fund Expense Levels	Lower annual expenses than Class C Shares. Higher annual expenses than Class I Shares.	Higher annual expenses than Class A Shares and Class I Shares.	Lower annual expenses than Class A and Class C Shares.

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The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A Shares and describes information or records you may need to provide to the Fund or your broker in order to be eligible for sales charge reductions and waivers.

If you...	then you should consider...
•qualify for a reduced or waived front-end sales load	purchasing Class A Shares instead of Class C Shares
•do not qualify for a reduced or waived front-end sales load and intend to hold your shares for only a few years	purchasing Class C Shares instead of Class A Shares
•do not qualify for a reduced or waived front-end sales load and intend to hold your shares indefinitely	purchasing Class A Shares instead of Class C Shares
•are an eligible institution and wish to purchase at least $100,000 worth of shares	purchasing Class I Shares

Sales Charge — Class A Shares.    The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:

Amount of Investment	Sales Charge as % of the Offering Price*	Sales Charge as % of Amount Invested	Reallowance to Broker-Dealers

Less than $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000.	4.75%	4.99%	4.00%
$100,000 but under $250,000.	3.75%	3.90%	3.00%
$250,000 but under $500,000.	2.75%	2.83%	2.25%
$500,000 but under $1 million	2.00%	2.04%	1.75%
$1 million but under $2 million	0.00%**	0.00%	1.00%
$2 million but under $3 million	0.00%**	0.00%	0.50%
$5 million or more	0.00%**	0.00%	0.25%

*	Front end sales load
**	Subject to a 1.00% CDSC for eighteen months after purchase.

No sales charge is imposed on reinvestment of distributions if you select that option in advance of the distribution.

Breakpoints or Volume Discounts

The Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A Shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of the Fund, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC may apply if shares are redeemed within eighteen months after purchase.

Sales Charge Reductions and Waivers — Class A Shares:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

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You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

Volume Discounts/Rights of Accumulation.    In order to determine whether you qualify for a Volume Discount under the foregoing sales charge schedule, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Fund uses the current net asset value per share (“NAV”) of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a Volume Discount.

Letter of Intent.    If you initially invest at least $1,000 in Class A Shares of the Fund and submit a Letter to your financial intermediary or the Distributor, you may make purchases of Class A Shares of the Fund during a thirteen-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to ninety days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current NAV. For more information on the Letter, call your broker.

Required Shareholder Information and Records.    In order for you to take advantage of sales charge reductions, you or your broker must notify the Fund that you qualify for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

•	all of your accounts at the Fund or a broker;
•	any Fund account of yours at another broker; and
•	Fund accounts of related parties of yours, such as members of the same family, at any broker.

You should therefore keep copies of these types of records.

Investors Eligible for Sales Charge Waivers.    Class A Shares of the Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, Bank of New York Mellon, Boston Financial Data Services, State Street Bank and Trust Company, the Fund’s Transfer Agent (“Transfer Agent” or “State Street”), BNY Mellon Investment Servicing (US) Inc. and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners, and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment) — the term “immediate family” for this purpose refers to a person’s spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse, and a sibling’s children; (3) any other investment company in connection with

16

the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within forty-five days of the redemption; (5) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund or an intermediary; (6) qualified employee benefit plans having more than one hundred eligible employees or a minimum of $1 million in plan assets invested in the Fund; (7) any unit investment trusts registered under the 1940 Act, which have shares of the Fund as a principal investment (8) investment advisory clients of GAMCO Asset Management, Inc. and their immediate families; (9) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser; (10) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Fund’s Distributor; and (11) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

Investors who qualify under any of the categories described above should contact their brokerage firm. Some of these investors may also qualify to invest in Class I Shares.

Contingent Deferred Sales Charges

You will pay a CDSC when you redeem:

•	Class A Shares within eighteen months of buying them as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase; or
•	Class C Shares within twelve months or less of buying them.

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. In each case, the CDSC is based on the NAV at the time of your investment or the NAV at the time of redemption, whichever is lower.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of the Fund at the time of sale to brokers that initiate and are responsible for purchases of such Class C Shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

•	redemptions and distributions from retirement plans made after the death or disability of a shareholder;

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•	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;
•	involuntary redemptions made by the Fund;
•	a distribution from a tax deferred retirement plan after your retirement; and
•	returns of excess contributions to retirement plans following the shareholder’s death or disability.

Rule 12b-1 Plan.    The Fund has adopted distribution plans under Rule 12b-1 (the “Plans”) for Class A and Class C Shares of the Fund (each a “Plan”). Under these Plans, the Fund may use its assets to finance activities relating to the sale of its Class A and Class C Shares and the provision of certain shareholder services. To the extent that any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activities outside a Plan and not be subject to its limitations.

The Class A Plan authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class A Shares to finance distribution of its Class A Shares or pay shareholder service fees. The Class C Plan authorizes payments on an annual basis of 0.75% of its average daily net assets attributable to Class C Shares to finance distribution of its Class C Shares and 0.25% for shareholder service fees.

Because the Rule 12b-1 fees are higher for Class C Shares than for Class A Shares, Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

Redemption Fee.    Generally, if you sell or exchange your shares within seven days or fewer after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the Fund. See “Redemption of Shares” herein.

PURCHASE OF SHARES

You can purchase the Fund’s shares on any Business Day. You may purchase shares directly through registered broker-dealers, banks, or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. In addition, certain investors who qualify may purchase Class I shares of the Fund directly from the Distributor.

The broker-dealer, bank, or other financial intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers, banks, or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

•

By Mail or In Person.    Your broker-dealer, bank, or other financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments,

18

send a check to the following address with a note stating your exact name and account number, the name of the Fund(s), and class of shares you wish to purchase.

By Mail	By Personal or Overnight Delivery
The Gabelli Funds P.O. Box 8308 Boston, MA 02266-8308	The Gabelli Funds c/o BFDS 30 Dan Road Canton, MA 02021-2809

•	By Internet. You may open an account over the Internet at www.gabelli.com.

•

By Bank Wire or by ACH System.    To open an account using the bank wire transfer system or ACH system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to remit funds to:

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110

ABA #011-0000-28 REF DDA #99046187

Re: The Gabelli SRI Green Fund

Account #

Account of [Registered Owners]

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail.” Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.

Share Price.    The Fund sells its shares based on the NAV next determined after the time as of which the Fund receives your completed subscription order form and your payment, subject to a front-end sales charge in the case of Class A Shares. See “Pricing of Fund Shares” for a description of the calculation of the NAV, as described under “Classes of Shares — Sales Charge — Class A Shares.”

Minimum Investments.    Your minimum initial investment must be at least $1,000 for Class A and Class C Shares. See “Retirement Plans/Education Savings Plans” and “Automatic Investment Plan” under “Additional Purchase Information for Class A Shares, Class C Shares, and Class I Shares” below regarding minimum investment amounts applicable to such plans.

Your minimum initial investment for Class I Shares must be at least $100,000. The minimum initial investment for Class I Shares is waived for employee benefit plans with assets of at least $50 million.

There is no minimum for subsequent investments for Class A, Class C, or Class I Shares. Broker-dealers may have different minimum investment requirements.

General.    State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund’s management, it is in the Fund’s best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund’s minimum purchase requirements. The Fund also offers another class of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, shares of all classes are substantially the same.

Customer Identification Program.    Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business address, date of birth (for an

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individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder’s identity.

Third Party Arrangements.    In addition to, or in lieu of amounts received by broker-dealers or other financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates may utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to broker-dealers and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing to Fund shareholders, transaction processing, subaccounting services, marketing support, access to sales meetings, sales representatives, and management representatives of the broker-dealer or other financial intermediary. Revenue sharing payments may also be made to broker-dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts, and finders’ fees that vary depending on the share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the FINRA, such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases, these other payments could be significant.

Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than Rule 12b-1 payments) for a portion of the charges for those programs that generally represent savings of expense experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.

The Adviser negotiates the level of payments described above to any particular broker-dealer or other financial intermediary with each firm. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors. In the case of Class I Shares, the Fund may not make any payments for distribution related services.

Additional Purchase Information for Class A Shares, Class C Shares, and Class I Shares

Retirement Plans/Education Savings Plans.    The Fund makes available IRAs and “Coverdell” Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known

20

as “Keogh” or “H.R. - 10” plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans.” The minimum initial investment in all such retirement and education savings plans is $250. There is no minimum subsequent investment for retirement or education savings plans.

Automatic Investment Plan.    The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan.    You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the ACH system. You must have a completed, approved Investment Plan application on file with the Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call your financial intermediary or 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

Voluntary Conversion.    Shareholders may be able to convert shares to Class I shares of the Fund, which have a lower expense ratio, provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. In such instances, Class A, or Class C shares may be automatically converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information regarding eligibility for this conversion feature. Not all share classes are available through all financial intermediaries.

If shares of the Fund are converted to a different share class of the Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, a shareholder may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Please contact your tax advisor regarding the tax consequences of any conversion.

REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form, subject in some cases to a CDSC, as described under “Classes of Shares — Contingent Deferred Sales Charges” or a redemption fee as described below. See “Pricing of Fund Shares” for a description of the calculation of NAV.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or other financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

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The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not always possible to be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short-term trading in Fund shares, the Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on Class A, Class C, and Class I Shares that are redeemed or exchanged within seven days of a purchase. This fee is calculated based on the share’s aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund, and does not benefit the Fund’s Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee,

22

the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.

In the event that you wish to redeem shares in a registered account established by a broker-dealer or other financial intermediary, and you are unable to contact your broker-dealer or financial intermediary, you may redeem shares by mail. You may mail a letter requesting the redemption of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers and savings banks and credit unions. A notary public cannot provide a medallion signature guarantee.

Automatic Cash Withdrawal Plan.    You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account, and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption.    The Fund may redeem all shares in your account (other than an IRA) if the value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing before the Fund initiates such action and allowed thirty days to increase the value of your account to at least $1,000.

Reinstatement Privilege.    A shareholder in the Fund who has redeemed Class A Shares may reinvest, without a sales charge, up to the full amount of such redemption at the NAV determined at the time of the reinvestment within forty-five days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement within thirty days of redemption, in which case an adjustment will be made to the tax basis of the shares so acquired.

Redemption Proceeds.    A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or

23

through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as ten days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

Redemption In Kind.    In certain circumstances, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Fund’s Board believes that it would be in the Fund’s best interest not to pay redemption proceeds in cash.

EXCHANGE OF SHARES

You can exchange shares of the Fund for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange. You may call your broker to obtain a list of the funds whose shares you may acquire through an exchange. Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of the same class of a money market fund managed by the Adviser, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a Gabelli money market fund. The Fund may impose limitations on, or terminate, the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege.

In effecting an exchange:

•	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;
•	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;
•	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;
•	you may realize a taxable gain or loss because the exchange is treated as a sale for federal income tax purposes;
•	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain the prospectus; and
•	you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

You may exchange your shares through the Distributor, directly through the Transfer Agent or through a financial intermediary that has entered into the appropriate selling agreements with the Distributor.

•	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

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•

Exchange by Mail.    You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

•

Exchange through the Internet.    You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your financial intermediary and does not benefit the Fund or the Adviser in any way. It is in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your financial intermediary.

PRICING OF FUND SHARES

The Fund’s NAV is calculated separately for each class of shares on each Business Day. A Business Day is any day the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The NAV of each class is computed by dividing the value of the Fund’s net assets, i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus, attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV of each class next made as of a time after the time as of which the purchase or redemption order is received in proper form. Because the Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of each class of shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

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Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends and/or capital gain distributions that are declared by the Fund reinvested automatically at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund or your financial intermediary in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges by the Fund in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without a sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions. A dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes. Dividends and distributions may be different for different classes of shares of the Fund.

TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gains. Dividends out of investment company taxable income (including distributions of net short-term capital gains, i.e., gains from the sale of securities held by the Fund for one year or less) are taxable to you as ordinary income if you are a U.S. shareholder, except that certain qualified dividends are

26

currently eligible for a reduced rate (to the extent derived from the Fund’s qualified dividend income and if certain holding period requirements are met). Properly reported distributions of net capital gain, i.e., net long-term capital gains minus net short-term capital loss (“Capital Gains Distributions”) are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The Fund’s distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal and, if applicable, state, and local taxes. A redemption of Fund shares or an exchange of the Fund’s shares for shares of another fund will be treated for tax purposes as a sale of the Fund’s shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax at the rate of 30% (or a lower rate reduced by an applicable income tax treaty).

A dividend declared by the Fund in October, November, or December and paid during January to shareholders of record on a specified date in such a month, of the following year will be treated as paid in December for tax purposes.

By law, the Fund must withhold, as backup withholding, a percentage (currently 28%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial, or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you and the Fund can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax advisor concerning the tax consequences of your investment in the Fund.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we shall resume separate mailings, in accordance with your instructions, within thirty days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund’s annual, semi-annual, and quarterly Fund reports, manager commentaries, and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.gabelli.com. Shareholders who purchase shares of the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

27

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal periods. The total returns in the table represent the return that an investor would have earned or lost on an investment in the designated class of Shares (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, are included in the Fund’s annual report, which is available upon request.

28

Gabelli SRI Green Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations				Distributions								Ratios to Average Net Assets/ Supplemental Data
Period Ended March 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital(b)	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)		Expenses Net of Waivers/ Reimburse- ments††(c)		Expenses Before Waivers/ Reimburse- ments†††		Portfolio Turnover Rate
Class A
2012	$12.86	$(0.08)		$(1.93)	$(2.01)	$(0.05)	$(0.03)	$(0.00)	$(0.08)	$0.00	$10.77	(15.58)%	$21,083	(0.70)%		2.00%		2.00	%(d)	152%
2011	10.42	(0.10)		3.34	3.24	—	(0.80)	—	(0.80)	0.00	12.86	33.05	14,391	(0.88)		2.00		2.86		365
2010	6.12	(0.13)		4.43	4.30	—	—	—	—	0.00	10.42	70.26	4,671	(1.36)		2.01		4.70		190
2009	8.40	(0.01)		(2.24)	(2.25)	(0.03)	—	(0.00)	(0.03)	0.00	6.12	(26.75)	591	(0.15)		2.01		11.07		65
2008(e)	10.00	(0.00	)(b)	(1.56)	(1.56)	(0.01)	(0.03)	—	(0.04)	—	8.40	(15.65)	461	(0.06	)(f)	2.04	(f)	22.50	(f)	25
Class C
2012	$12.55	$(0.15)		$(1.89)	$(2.04)	—	$(0.03)	—	$(0.03)	$0.00	$10.48	(16.21)%	$8,112	(1.41)%		2.75%		2.75	%(d)	152%
2011	10.28	(0.18)		3.25	3.07	—	(0.80)	—	(0.80)	0.00	12.55	31.80	4,532	(1.66)		2.75		3.61		365
2010	6.08	(0.20)		4.40	4.20	—	—	—	—	0.00	10.28	69.08	1,057	(2.10)		2.76		5.45		190
2009	8.37	(0.07)		(2.22)	(2.29)	—	—	—	—	0.00	6.08	(27.36)	104	(0.93)		2.76		11.82		65
2008(e)	10.00	(0.06)		(1.54)	(1.60)	—	(0.03)	—	(0.03)	—	8.37	(16.03)	162	(0.81	)(f)	2.79	(f)	23.25	(f)	25
Class I
2012	$12.94	$(0.04)		$(1.96)	$(2.00)	$(0.07)	$(0.03)	$(0.00)	$(0.10)	$0.00	$10.84	(15.37)%	$4,646	(0.37)%		1.75%		1.75	%(d)	152%
2011	10.47	(0.07)		3.34	3.27	—	(0.80)	—	(0.80)	0.00	12.94	33.17	1,383	(0.65)		1.75		2.61		365
2010	6.13	(0.09)		4.43	4.34	—	—	—	—	0.00	10.47	70.80	2,872	(0.98)		1.76		4.45		190
2009	8.42	0.01		(2.25)	(2.24)	(0.05)	—	(0.00)	(0.05)	0.00	6.13	(26.64)	410	0.10		1.76		10.82		65
2008(e)	10.00	0.02		(1.56)	(1.54)	(0.01)	(0.03)	—	(0.04)	—	8.42	(15.41)	483	0.23	(f)	1.79	(f)	22.25	(f)	25

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized. Total return excluding the effect of the contribution from the Fund’s Adviser of $72,052 for the period ended March 31, 2012 was (15.70)%, (16.28)%, and (15.38)% for Class A, Class C, and Class I Shares, respectively.

††	The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the period ended March 31, 2008 would have been 2.02% (Class A), 2.77% (Class C), and 1.77% (Class I), respectively. For the years ended March 31, 2012, 2011 and 2010, there were no Custodian Fee Credits. For the year ended March 31, 2009, the effect of Custodian Fee Credits was minimal.

†††	The ratios include a reduction for Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the period ended March 31, 2008 would have been 22.52% (Class A), 23.27% (Class C), and 22.27% (Class I), respectively. For the years ended March 31, 2012, 2011 and 2010, there were no Custodian Fee Credits. For the year ended March 31, 2009, the effect of Custodian Fee Credits was minimal.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The expense ratios include interest expense which is not subject to the expense limitation for each class of shares.

(d)	Under an expense deferral agreement with the Adviser, the Adviser recovered from the Fund $56,477 for the year ended March 31, 2012, representing previously reimbursed expenses from the Adviser. Had such payment not been made, the expense ratio would have been 1.91% (Class A), 2.66% (Class C), and 1.66% (Class I).

(e)	The Gabelli SRI Green Fund, Inc. commenced investment operations on June 1, 2007.

(f)	Annualized.

29

Gabelli SRI Green Fund, Inc.

Class A, C, and I Shares

For More Information:

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:

The Fund’s semiannual and audited annual reports to shareholders contain additional information on the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the

Gabelli/GAMCO family, or request other information, and discuss your questions about the Fund by mail, toll-free phone, or the internet as follows:

Gabelli SRI Green Fund, Inc.

One Corporate Center

Rye, NY 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

You can also review and/or copy the Fund’s prospectuses, annual/semiannual reports, and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain text-only copies:

•	Free from the Fund’s website at www.gabelli.com.

•	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.

•	Free from the EDGAR Database on the SEC ’s website at www.sec.gov.

(Investment Company Act File No. 811-22026)

GABELLI SRI GREEN FUND, INC.

Statement of Additional Information

July 27, 2012

This Statement of Additional Information (the “SAI”), which is not a prospectus, describes the Gabelli SRI Green Fund, Inc., a Maryland corporation (the “Fund”). This SAI should be read in conjunction with the Fund’s Prospectuses for Class AAA Shares and for Class A , Class C , and Class I Shares, each dated July 27, 2012. This SAI is incorporated by reference in its entirety into the Fund’s Prospectuses. Portions of the Fund’s Annual Report to shareholders are incorporated by reference into this SAI. For a free copy of a Prospectus or the Fund’s Annual Report to shareholders, please contact the Fund at the address, telephone number, or Internet website printed below.

One Corporate Center

Rye, New York 10580-1422

Telephone 800-GABELLI (800-422-3554)

www.gabelli.com

CLASS	TICKER SYMBOL
AAA A C I	SRIGX SRIAX SRICX SRIDX

GENERAL INFORMATION

The Fund is a diversified open-end management investment company that was organized under the laws of the State of Maryland on March 1, 2007 as The Gabelli SRI Fund, Inc. Effective March 17, 2009, the Fund’s name was changed to Gabelli SRI Green Fund, Inc. The Fund commenced investment operations on June 1, 2007.

INVESTMENT STRATEGIES AND RISKS

The Fund’s Prospectuses discuss the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize in seeking to achieve its investment objective, and certain risks associated with such investments and strategies. Subject to the investment policies and restrictions contained in the prospectus and herein, the Fund may invest in any of the securities described below.

Convertible Securities

The Fund may invest in convertible securities. In evaluating a convertible security, Gabelli Funds, LLC, the Fund’s adviser (the “Adviser”) places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. The Fund will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, at least “BBB” (which securities may have speculative characteristics) by Standard & Poor’s Ratings Service (“S&P”) a division of McGraw Hill Companies, Inc., or, if unrated, judged by the Adviser to be of comparable quality. However, the Fund may also invest up to 25% of its assets in more speculative convertible debt securities, provided such securities have a rating of, or equivalent to, at least an S&P rating of “B.”

Convertible securities may include corporate notes or preferred stock, but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities for the Fund, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell the security because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation.

The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

Debt Securities

The Fund may invest up to 5% of its assets in low rated and unrated corporate debt securities (often referred to as “junk bonds”). Corporate debt securities which are either unrated or have a predominantly speculative rating may present opportunities for significant long-term capital appreciation if the ability of the issuer to repay principal and interest when due is underestimated by the market or the rating organizations. Because of its perceived credit weakness, the issuer is generally required to pay a higher interest rate and/or its debt securities may be selling at a significantly lower market price than the debt securities of issuers actually having similar strengths. When the inherent value of such securities is recognized, the market value of such securities may appreciate significantly. The Adviser believes that its research on the credit and balance sheet strength of certain issuers may enable it to select a limited number of corporate debt securities which, in certain markets, will better serve the objective of capital appreciation than alternative investments in common stocks. Of course, there can be no assurance that the Adviser will be successful. In its evaluation, the Adviser will not rely exclusively on ratings and the receipt of income is only an incidental consideration.

The ratings of Moody’s Investors Service, Inc. (“Moody’s”) and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, and do not evaluate the market risk of the securities. Although the Adviser uses these ratings as a factor in its decision making process, the Adviser also relies on its independent analysis to evaluate potential investments for the Fund. See Appendix A — “Description of Corporate Debt Ratings.”

As in the case of the convertible debt securities discussed above, low rated and unrated corporate debt securities are generally considered to be more subject to default and therefore significantly more speculative than those having an investment grade rating. They also are more subjective to market price volatility based on increased sensitivity to changes in interest rates and economic conditions or the liquidity of their secondary trading market.

Borrowing

The Fund does not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, (2) borrowing from banks for temporary or emergency purposes, including the meeting of redemption requests, that would otherwise require the untimely disposition of its portfolio securities, or (3) any other permissible purpose under the Investment Company Act of 1940, as amended (the “1940 Act”).

Borrowing may exaggerate the effect on net asset value per share (“NAV”) of any increase or decrease in the market value of securities purchased with borrowed funds. Money borrowed will be subject to interest costs which may or may not be recovered by the appreciation of securities purchased.

Investments in Warrants and Rights

The Fund may invest up to 5% of its assets in warrants and rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio.

Investing in warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a speculative investment. The value of a warrant or right may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the Fund whose equity underlies the warrant, or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security.

Investment in Small, Unseasoned Companies, and Other Illiquid Securities

The Fund may invest in small, less well known companies which have operated for less than three years (including predecessors). The securities of such companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.

The Fund will not invest, in the aggregate, more than 15% of its net assets in illiquid securities. These securities include securities which are restricted from public sale, securities for which market quotations are not readily available, and repurchase agreements maturing or terminable in more than seven days. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in over-the-counter (“OTC”) markets. Securities freely saleable among qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended, and as adopted by the Securities and Exchange Commission (“SEC”), may be treated as liquid if they satisfy liquidity standards established by the Board of Directors (the “Board”). The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund’s liquidity.

Foreign Securities

The Fund may invest directly in foreign equity securities and in securities represented by European Depositary Receipts ("EDRs") or American Depositary Receipts ("ADRs"). ADRs are dollar denominated receipts generally issued by domestic banks, which represent the deposit of a security of a foreign issuer with a bank, and which are publicly traded on exchanges or OTC in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe.

Thus, investment in shares of the Fund should be made with an understanding of the risks inherent in an investment in foreign securities either directly or in the form of ADRs or EDRs, including risks associated with government, economic, monetary, and fiscal policies, possible foreign withholding taxes, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. Investment in obligations of foreign issuers and in direct obligations of foreign nations involves somewhat different investment risks than those affecting obligations of United States domestic issuers. Foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to domestic issuers. In addition, for the foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), there may be less publicly available information than is available from a domestic issuer. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared with dividends and interest paid to the Fund by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or charge withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization, or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls. In addition, with respect to all ADRs and EDRs, there is always the risk of loss due to currency fluctuations.

There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody, and dividend payment. In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers, and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

Foreign Currency

The Fund may invest in securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and income. In addition, although a portion of the Fund's investment income may be received or realized in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been earned and computed in U.S. dollars but before conversion and payment, the Fund could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls, or political developments in the U.S. or abroad.

Emerging Market Securities

The Fund may invest in emerging market securities. Such investments involve special risks. The economies, markets, and political structures of a number of the emerging market countries in which the Fund may invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe, and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems, and government instability. Investments in countries that have recently begun moving away from central planning and state owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default, or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency, or fraud.

Corporate Reorganizations and Risk Arbitrage Securities

In general, securities of companies that have announced reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of a tender offer or reorganization proposal. However, the increased market price of such securities may reflect a discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be particularly advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

From time to time the Fund may invest in risk arbitrage securities. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the Adviser believes are cheap relative to an economically equivalent security of the same or another company. A merger or other restructuring or tender or exchange offer proposed at the time the Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund.

Since such investments are ordinarily short term in nature, they will tend to increase the Fund’s portfolio turnover ratio, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

When Issued, Delayed Delivery Securities, and Forward Commitments

The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, i.e., a when, as, and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will “earmark” on its records or place in a segregated account with its custodian, through book-entry notations, cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments on a daily basis. When the fund engages in when-issued delayed delivery, or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Other Investment Companies

The Fund may invest in shares of other investment companies, subject to the limitations of the 1940 Act, and subject to such investments being consistent with the overall objective and policies of the Fund. To the extent that the Fund invests in the securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees.

Commodity Exchange-Traded Fund Shares

The Fund may invest indirectly in gold bullion through the purchase of shares of a commodity exchange-traded fund (“ETF”). A commodity ETF is a publicly-traded trust that acquires and holds underlying investments on a transparent basis. Because a commodity ETF has operating expenses and transaction costs, while the price of gold bullion does not, a commodity ETF will sell gold from time to time to pay expenses. This will reduce the amount of gold represented by each ETF share, irrespective of whether the trading price of the shares rises or falls in response to changes in the price of gold.

An investment in a commodity ETF is subject to all of the risks of investing in the assets held by the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying assets. Because of the ability of large market participants to arbitrage price differences, the difference between the market value and the net asset value of ETF shares should in most cases be small. Under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its holdings at a time when the price of gold is falling.

Commodity ETFs are generally not registered as investment companies for purposes of U.S. federal securities laws, and are not subject to regulation by the SEC as investment companies. Consequently, the owners of a commodity ETF do not have the regulatory protections provided to investors in investment companies. For example, the provisions of the 1940 Act that limit transactions with affiliates, prohibit the suspension of redemptions (except under certain limited circumstances) or limit sales loads do not apply to commodity ETFs. Commodity ETFs do not hold or trade in commodity futures contracts regulated by the Commodity Exchange Act (CEA), as administered by the Commodity Futures Trading Commission (CFTC). Furthermore, commodity ETFs are not a commodity pool for purposes of the CEA, and their sponsors are not subject to regulation by the CFTC as a commodity pool operator, or a commodity trading advisor. Consequently, the owner of a commodity ETF does not have the regulatory protections provided to investors in CEA-regulated instruments or commodity pools, the sponsor is not subject to registration as a commodity pool operator, and the owners of the commodity ETF do not receive a disclosure document or certified annual report required to be delivered by a commodity pool operator.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

The Fund’s primary risk is that if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller’s obligation would be less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the 1940 Act, repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. Except for repurchase agreements for a period of a week or less in respect to obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities, not more than 5% of the Fund’s total assets may be invested in repurchase agreements. In addition, the Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 15% of its net assets would be so invested.

Futures Contracts and Options on Futures Contracts

The Fund may enter into futures contracts and options on futures contracts. The Fund will only enter into futures contracts and options on futures contracts that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. The Fund will not use futures or options on futures for speculative purposes. The Fund’s investment in futures contracts and options on futures contracts will not exceed 5% of the Fund’s assets, measured in terms of the premium or margin requirement for the contract or option.

A futures contract is an agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. When entering into a futures contract, the Fund would be required to make a good faith margin deposit in cash or U.S. Government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract if it is not terminated prior to its specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits are typically calculated as a percentage of the contract’s market value.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract value changes, or if the value of the securities placed in margin deposit with the broker changes, to the extent that margin deposit requirements are no longer satisfied, the Fund will be required to make payment of additional “variation margin.” Conversely, contract value changes or changes in the value of margin securities may occur in such a way as to result in “excess margin,” which would typically be repaid to the Fund. When investing in futures contracts, the Fund must satisfy certain asset segregation requirements to ensure that the use of futures is not leveraged. When the Fund takes a long position in a futures contract, it must segregate liquid assets equal to the purchase price of the contract, less any margin or deposit. When the Fund takes a short position in a futures contract, the Fund must “earmark” on its records or place in a segregated account with its custodian, liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the Fund “covers” an options or futures position generally by entering into an offsetting position.

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the- money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

The Fund may engage in futures contracts and options on futures contracts only to the extent permitted by the CFTC and the SEC. Currently, the Fund is operated by a person who has claimed an exclusion from registration as a “commodity pool operator” under the CEA and, therefore, who is not subject to registration or regulation as a commodity pool operator (“CPO”) under the CEA. As such, the Fund is not restricted in its ability to enter into futures transactions and options thereon under CFTC regulation. However, on February 9, 2012, the CFTC adopted amendments to Rule 4.5 which may affect the Fund’s ability to enter into futures transactions and options thereon, or may require the Adviser to register as a CPO. The Fund intends to limit its hedging transactions in futures contracts so that immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund’s total assets, after taking into account any unrealized profits and unrealized losses on the Fund’s open contracts (and excluding the amount that a futures option is “in-the-money” at the time of purchase). An option to buy a futures contract is “in-the-money” if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is “in-the-money” if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option.

The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account was then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.

The Fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

The Fund bears the risk that the Adviser will incorrectly predict future market trends. If the Adviser attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

The Fund could lose margin payments it has deposited with its futures broker, if, for example, the broker breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In that event, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the broker’s other customers, potentially resulting in losses to the Fund.

Options

The Fund may purchase put and call options. The Fund’s investment in options will not exceed 5% of the Fund’s assets. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The purchase price of an option is called the “premium.” The writer of an option on a security has the obligation upon exercise of the option to: (1) deliver the underlying security upon payment of the exercise price (in the case of a call option), or (2) pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by a specified multiplier for the index option. Unlike exchange-traded options, which are standardized, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a “senior security” by the Fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund “earmarks” on its records or places in a segregated account with its custodian, liquid assets in a segregated account in sufficient amount to cover the transaction.

If a trading market in particular options were to become unavailable, investors in those options (such as the Fund) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when option prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

The Fund bears the risk that the Adviser will not accurately predict future market trends. If the Adviser attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

Writing Covered Call Options

The Fund may write (sell) “covered” call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund’s total return and reduce the effect of any price decline of the asset involved in the option.

A call option gives the holder (buyer) the “right to purchase” a security, currency, or other asset at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation. The Fund will write only covered call options. This means that the Fund will own at least the same quantity of the security, currency or other assets subject to the option or an option to purchase the same underlying security, currency, or other asset, having an exercise price equal to or less than the exercise price of the “covered” option, or will establish and maintain with its custodian for the term of the option an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned assets.

Portfolio assets on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. Writing covered call options may be used by the Fund to reduce its exposure to securities it does not wish to sell at the time it writes the option. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying asset above the exercise price, retains the risk of loss should the price decline, and also gives up, to some degree, control over the timing of sale of the underlying assets. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying asset during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying asset. The Fund does not consider an asset covering a call to be “pledged” as that term is used in the Fund’s policy which limits the pledging or mortgaging of its assets.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying asset from being called, or to permit the sale of the underlying asset. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying asset with either a different exercise price or expiration date or both. The Fund will be unable to control losses or effect such strategies through closing transactions where a liquid secondary market for options on such assets does not exist. If the Fund desires to sell a particular asset from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the asset. If the Fund cannot enter into such a transaction, it may be required to hold an asset that it might otherwise have sold. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying asset for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such asset from its portfolio. In such cases, additional costs may be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying asset, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying asset owned by the Fund. However, gains and losses on investments in options depend in part on the Adviser’s ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge.

Writing Uncovered Call Options

The Fund is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction the Fund will “earmark” on its records or place in a segregated account with its custodian, unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker-dealer), on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Fund will lose the difference.

Purchasing Put Options

The Fund may purchase put options in securities, currencies, or other assets owned by the Fund or on options to purchase the same underlying security, currency, or other assets, having an exercise price equal to or less than the exercise price of the put option. As the holder of a put option, the Fund would have the right to sell the underlying asset at the exercise price at any time during the option period or at the expiration of the option. The Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its assets. An example of such use of put options is provided below.

The Fund may purchase a put option on an underlying asset owned by the Fund (a “protective put”) but does not wish to sell at that time as a defensive technique in order to protect against an anticipated decline in the value of the asset. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying asset at the put exercise price regardless of any decline in the underlying asset’s value. For example, a put option may be purchased in order to protect unrealized appreciation of an asset where the Adviser deems it desirable to continue to hold the asset because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the asset is eventually sold.

Purchase and Sale of Options and Futures Contracts on Stock Indices

The Fund may purchase put and call options and write put and call options on stock indices as a hedge against movements in the equity markets or for speculative purposes. The Fund may also purchase and sell stock index futures contracts as a hedge against movements in the equity markets or for speculative purposes.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index ordinarily gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in stock included in the index rather than price movements in particular stocks. When the Fund writes an option on a stock index, it will “earmark” on its records or establish a segregated account with the Fund’s custodian in which it will deposit liquid assets in an amount equal to the market value of the option, and it will maintain the account while the option is open. As indicated above, the purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

If the Adviser expects general stock market prices to rise, it might cause the Fund to purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it ultimately wants to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, it might cause the Fund to purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Alternatively, the Fund may purchase a call or a put option (or buy or sell a futures contract) on a stock index in lieu of an actual investment in, or disposition of, particular equity securities if it expects an increase or a decrease, as the case may be, in general stock market prices.

Swap Contracts

Swaps are a specific type of OTC derivative involving privately negotiated agreements with a trading counterparty. The Fund may use: (i) long equity swap contracts where the Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities; (ii) short equity swap contracts — where the Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities; and (iii) contracts for differences — equity swaps that contain both a long and short equity component.

The Fund may use swaps for: (i) traditional hedging purposes — short equity swap contracts used to hedge against an equity risk already present in the Fund; (ii) anticipatory purchase hedging purposes — where the Fund anticipates significant cash purchase transactions and enters into long equity swap contracts to obtain market exposure until such a time where direct investment becomes possible or can be made efficiently; (iii) anticipatory redemption hedging purposes where the Fund expects significant demand for redemptions; (iv) direct investment — where the Fund purchases (particularly long equity swap contracts) in place of investing directly in securities; and (v) risk management — where the Fund uses equity swap contracts to adjust the weight of the Fund to a level the Adviser feels is the optimal exposure to individual markets, sectors and equities. There is generally no limit on the use of swaps except to the extent such swaps are subject to the Fund’s liquidity requirements.

Swaps may relate to stocks, bonds, interest rates, currencies, or currency exchange rates and related indices. The Fund can use swaps for many purposes, including hedging and investment gain. The Fund may also use swaps as a way to efficiently adjust its exposure to various securities, markets, and currencies without having to actually sell current assets and purchase different ones. The use of swaps involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. The Adviser may also fail to use swaps effectively. For example, the Adviser may choose to hedge or not to hedge at inopportune times which may adversely affect the Fund’s performance.

Swaps are subject to a number of risks. Because their value is calculated and derived from the value of other assets, instruments, or references, there is greater risk that the swap contract will be improperly valued. Valuation, although based on current market pricing data, is typically done by the counterparty to the swap contract. If the counterparty to a swap contract does not make timely principal, interest, or settle payments when due, or otherwise fulfills its obligations, the Fund could lose money on its investment. Swaps also involve the risk that changes in the value of the swaps may not correlate perfectly with relevant assets, rates, or indices they are designed to hedge or to closely track. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that the Fund may be prevented from selling particular securities at the price at which it values them. The Fund is subject to liquidity risk, particularly with respect to the use of swaps. Also, suitable swap transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Portfolio Turnover

The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Portfolio turnover may vary from year to year. For the fiscal years ended March 31, 2011, and 2012, the turnover rates were 365% and 152%, respectively. The decrease in the portfolio turnover rate of the Fund between fiscal years 2011 and 2012 was primarily due to the transition of the Fund to a new portfolio management team that prefers using longer term positions to meet the Fund’s objective. In addition, the Fund reduced the focus on areas subject to government subsidies — as those subsidies changed the Fund had needed to change its positions more frequently.

Recent Economic Crisis

The economic crisis that began to unfold in 2007 continues to manifest itself in nearly all areas of the U.S. economy and has caused dramatic volatility in the financial markets, as well as a significant decrease in the value of many financial institutions, including, in general, a decrease in the value of stocks and bonds. The U.S. Government, the Federal Reserve, the Treasury, the SEC, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have taken or are considering taking actions to address the financial crisis. These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act”, which was signed into law on July 21, 2010, and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the SEC. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Fund is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Fund. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

While the U.S. and global markets had experienced extreme volatility and disruption for an extended period of time, 2010 and the beginning of 2011 witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist: a weak consumer base weighed down by too much debt and continuing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation. In 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Monetary Union (“EMU”) member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit EMU member countries’ ability to implement monetary policy to address regional economic conditions. A return to unfavorable economic conditions could impair the Fund’s ability to execute its investment strategies.

INVESTMENT RESTRICTIONS

The Fund’s investment objectives and the following investment restrictions are fundamental and cannot be changed without the approval of a majority of the Fund’s shareholders, defined in the 1940 Act as the lesser of: (1) 67% of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or the use of assets set forth below is adhered to at the time the transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. Under such restrictions, the Fund may not:

1.	Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority.

2.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

3.	Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

4.	Make loans, except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority.

5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

6.	Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

7.	Pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings. Initial and variation margin for futures and options contracts will not be deemed to be a pledge of the Fund’s assets.

For purposes of investment restriction 3 and its applicability to investments in a “group of industries,” the Fund interprets this limitation to mean that the Fund will not invest in more than 25% of its total assets in any single industry or in a predetermined and specified group of related industries. The Fund did not predetermine a “group of industries” to which the Fund is limited.

PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is: (a) made available to the general public by posting on the Fund’s website or filed as a part of a required filing on Form N-Q or N-CSR, or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under terms approved by the Adviser’s legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or the independent Directors. These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser.

Under the foregoing policies, the Fund may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data):

1.	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

2.	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

3.	To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board where such entity has agreed to keep such data confidential until at least it has been made public by the Adviser. The Fund’s current service providers that may receive such information are its administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

4.	To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

5.	To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until at least it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

6.	To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.

As of the date of this SAI, the Fund makes information about its portfolio securities available to its administrator, custodian, and proxy voting service on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printer on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund’s administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this Statement of Additional Information. The Fund’s proxy service is Broadridge Financial Solutions, Inc. R.R. Donnelley and Data Communiqué provide typesetting services for the Fund, and based on competitive bids, the Fund selects from a number of financial printers who have agreed to keep such information confidential at least until it has been made public by the Adviser.

Other than these arrangements with the Fund’s service providers and proxy voting service, the Fund does not have any ongoing arrangements to make available information about the Fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund nor the Adviser, nor any of the Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.

DIRECTORS AND OFFICERS

The Fund’s Board is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board also elects the Fund’s officers who conduct the daily business of the Fund. Information pertaining to the Directors and executive officers of the Fund is set forth below.

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director During Past Five Years(3)
INTERESTED DIRECTOR(4):

Mario J. Gabelli, CFA Director and Chairman of the Board Age: 70	Since 2007	27	Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company)

INDEPENDENT DIRECTORS[5]:

Clarence A. Davis Director Age: 70	Since 2007	2	Former Chief Executive Officer of Nestor, Inc. (2007-2009); Former Chief Operating Officer (2000-2005) and Chief Financial Officer (1999-2000) of the American Institute of Certified Public Accountants	Director of Oneida Ltd. (kitchenware); (2005-2006) Director of Telephone & Data Systems, Inc. (telephone services); Director of Pennichuck Corp. (water supply); Director of Sonesta International Hotels Corp. (hotels)(2005-2006)

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director During Past Five Years(3)

Vincent D. Enright Director Age: 68	Since 2007	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc. (diversified manufacturing); and until September 2006, Director of Aphton Corporation (pharmaceuticals)

William F. Heitmann (7) Director Age: 62	Since 2012	2	Senior Vice President of Finance, Verizon Communications, and President, Verizon Investment Management (1971-2011)	Director and Audit Committee Chair of DRS Technologies (defense electronic systems) (1997-2008)

Anthonie C. van Ekris (6) Director Age: 78	Since 2007	20	Chairman and Chief Executive Officer of BALMAC International, Inc. (commodities and futures trading)

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Fund's By-Laws and Agreement and Articles of Incorporation. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.
3	This column includes only directorships of companies required to report to the SEC under the 1934 Act, i.e., public companies or other investment companies registered under the 1940 Act.
4	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an "interested person" because of his affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.
5	Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent Directors.”
6	Mr. van Ekris beneficially owns less than 1% of the common stock of LICT Corp. having a value of $49,920 as of December 31, 2011. Mr. van Ekris also beneficially owns less than 1% of the common stock of CIBL, Inc. having a value of $15,240 as of December 31, 2011. LICT Corp. and CIBL, Inc. may be deemed to be controlled by Mario J. Gabelli and/or affiliates, and in that event would be deemed to be under common control with the Fund’s Adviser.
7	Mr. Heitmann was appointed to the Fund’s Board on May 15, 2012.

Name, Position(s) Address[1] And Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President and Secretary Acting Chief Compliance Officer Age: 60	Since 2007 Since November 30, 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc., 1998-2011; Chairman of Teton Advisors, Inc. 2008 - 2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 53	Since 2007	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2	Each Officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

The Board believes that each Director’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his duties effectively has been attained in large part through the Director’s business, consulting, or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Funds Complex, public companies, or non-profit entities, or other organizations as set forth above and below. Each Director’s ability to perform his duties effectively also has been enhanced by his education, professional training, and experience.

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Directors. He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is presently Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. ("GBL"), a New York Stock Exchange (“NYSE”) -listed investment advisory firm. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management, Inc., each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GBL. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms, and various charitable foundations and educational institutions, including as a Trustee of Boston College and Roger Williams University and Board of Overseers of Columbia University Graduate School of Business. Mr. Gabelli received his Bachelors degree from Fordham University and his Masters of Business Administration from Columbia University School of Business. Mr. Gabelli’s education, professional training and experience, and other life experiences, including but not limited to, his experience on the boards of many publicly traded companies and private firms, and various charitable foundations and educational institutions, his service as Chairman of other funds within the Fund Complex, and his position as Chief Investment Officer of various funds, make him highly qualified to serve as a Director of the Fund.

Clarence A. Davis, CPA. Mr. Davis was the CEO of Nestor, Inc. until January 2009 and was a director of the company until it went into receivership in June 2009. He is a member of the Fund's Audit Committee and the Fund’s ad hoc Proxy Voting Committee, and also serves on comparable or other board committees with respect to another fund in the Fund Complex. Mr. Davis formerly served as the Chief Operating Officer and Chief Financial Officer of the American Institute of Certified Public Accountants. Mr. Davis also has served as an audit committee member and Director of Oneida Ltd., Telephone & Data Systems, Inc., Pennichuck Corp. (a water supply company), and Sonesta International Hotels Corp. Mr. Davis founded Clarence A. Davis Enterprises, Inc., which provided financial and organizational consulting, due diligence for acquisitions and forensic accounting for various industries for eight years. Mr. Davis was a Senior Audit Partner for twelve years, which encompassed a career of twenty-three years in public accounting for Spicer & Oppenheim. He is a former Chairman of the Accountants for Public Interest/Support Center of New York and the American Institute of Certified Public Accountants Minority Recruitment Committee. Mr. Davis was appointed to the American Red Cross Liberty Fund and September 11 Recovery Oversight Commission; the New York State Board of Public Accountancy, and the Future Issues Committee of the American Institute of Certified Public Accountants. He has served as a Consultant for the American Red Cross National Office. Mr. Davis was also a faculty member of the Long Island University Brooklyn Center, the New York Institute of Finance, and the Foundation for Accounting Education. Mr. Davis received a Bachelor of Science Degree in Accounting from Long Island University. Mr. Davis received his CPA license in 1975. Mr. Davis’ education, professional training and experience, and other life experiences, including but not limited to his experience on the boards of other funds in the Fund Complex, his service on the Audit Committees of various companies, and his position as Senior Audit Partner at a public accounting company, make him highly qualified to serve as a Director of the Fund.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of a global import/export company for over twenty years. Mr. van Ekris serves on the boards of other funds in the Fund Complex and is the Chairman of the Fund’s Nominating Committee and also is a member of the Fund’s ad hoc Proxy Voting Committee. He serves on comparable or other board committees with respect to other funds in the Fund Complex. He serves as Chairman of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former Director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York. Mr. van Ekris’ education, professional training and experience, and other life experiences, including but not limited to his experience as Chairman and CEO of various companies, his service as a director for various public corporations, and service on the boards of other funds and committees within the Fund Complex, make him highly qualified to serve as a Director of the Fund.

Vincent D. Enright. Mr. Enright was a senior executive and Chief Financial Officer ("CFO") of an energy public utility for four years. Mr. Enright also serves as lead independent Director of the Fund and is Chairman of the Fund's Audit Committee, Chairman of the Fund's ad hoc Proxy Voting Committee, a member of the Fund's Nominating Committee and a member of both multi-fund ad hoc Compensation Committees (described below under "Directors – Leadership Structure and Oversight Responsibilities") and serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Enright is also a Director of a therapeutic and diagnostic company and serves as Chairman of its compensation committee and as a member of its audit committee. He is a former Director of a pharmaceutical company. Mr. Enright received his Bachelor of Science from Fordham University and completed the Advanced Management Program at Harvard University. Mr. Enright’s education, professional training and experience, and other life experiences, including but not limited to his experience on the boards and committees of other funds in the Fund Complex, and his position as CFO of an energy public utility and as Director of a pharmaceutical company, make him highly qualified to serve as a Director of the Fund.

William F. Heitmann. Mr. Heitmann most recently served as Senior Vice President of Finance at Verizon Communications, Inc. As Senior Vice President of Finance, Mr. Heitmann was responsible for leading the Verizon Investment Management Corporation, for which he held the positions of President and Chief Investment Officer. During his career of over thirty-five years at Verizon Communications and its predecessor companies, he has served as Senior Vice President and Treasurer of Verizon Communications, Vice President of Asset Management and Treasurer of Bell Atlantic Corporation, and Vice President of Merger Implementation during the Bell Atlantic-NYNEX merger. Additionally, he served as Chairman of the Board for Verizon Capital Corporation, the Company’s financial subsidiary. In his leadership roles outside Verizon, Mr. Heitmann was a Director of DRS Technologies and chair of its audit committee; a Director of the Pension Real Estate Association (PREA); and a member of the Committee for the Investment of Employee Benefit Assets (CIEBA) and the Financial Executives Institute, The Pension Manager’s Advisory Committee (PMAC) of the NYSE, and The Investment Committee of the Neurological Society. Mr. Heitmann also serves on the board of another fund in the Fund Complex. Mr. Heitmann received his Bachelor’s degree in Mechanical Engineering from New Jersey Institute of Technology and his Masters of Business Administration from Rutgers University. Mr. Heitmann’s education, professional training and experience, and other life experiences, including but not limited to his experience as a senior executive at a telecommunications company, his service as a director of a corporation and non-profit organization, and service on the board of another fund within the Fund Complex, make him highly qualified to serve as Director of the Fund.

Directors — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Enright as the lead Independent Director. The lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead Independent Director any obligations or standards greater than or different from other Directors. Currently, 75% of the members of the Board are Independent Directors and each of the Nominating, Audit, and ad hoc Proxy Committees are comprised entirely of Independent Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee. From time to time, the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to work with directors or trustees of other funds in the Gabelli/GAMCO Funds Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex.

All of the Fund’s Directors other than Mr. Mario J. Gabelli are Independent Directors, and the Board believes they are able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks including investment, administration, valuation and a range of compliance matters. Although the Adviser, the sub-administrator and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the

Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide information to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

Standing Board Committees

The Board has established two standing committees in connection with its governance of the Fund: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Fund does not have a standing Compensation Committee (although some of the individuals who are Directors of the Fund participate in the multi-fund ad hoc Compensation Committee described above).

The Fund’s Audit Committee consists of two members: Messrs. Davis and Enright (Chairman), who are Independent Directors of the Fund. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of the Fund on February 28, 2012. As set forth in the Charter, the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out an audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof, and to act as a liaison between the Board and the Fund’s independent registered public accounting firm. During the fiscal year ended March 31, 2012, the Audit Committee met twice.

The Fund’s Nominating Committee consists of two members: Messrs. Enright and van Ekris (Chairman), who are Independent Directors of the Fund. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the fiscal year ended March 31, 2012.

The Fund’s ad hoc Proxy Voting Committee consists of three members: Messrs. Davis, Enright (Chairman), and van Ekris, who are Independent Directors of the Fund. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Fund’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund and may also determine to exercise complete control and discretion over the disposition of such securities. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended March 31, 2012.

Director Ownership of Fund Shares

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Gabelli/GAMCO Funds Complex beneficially owned by each Director as of December 31, 2011.

Name of Director	Dollar Range of Equity Securities Held in the Fund*	Aggregate Dollar Range of Equity Securities Held in Fund Complex*
INTERESTED DIRECTOR:
Mario J. Gabelli, CFA	D	E

INDEPENDENT DIRECTORS:
Clarence A. Davis	B	B
Vincent D. Enright	A	E
William F. Heitmann	A	C
Anthonie C. van Ekris	E	E

*	Key to Dollar Ranges – Information as of December 31, 2011
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000

Director and Officer Compensation

No director, officer, or employee of G.distributors, LLC (“G.distributors” or the “Distributor”), the Adviser, or an affiliated company receives any compensation from the Fund for serving as an officer or Director of the Fund. The Fund pays each of its Independent Directors $3,000 per annum plus $500 per meeting attended in person or by telephone and reimburses each Independent Director for related travel and out-of-pocket expenses. The Fund pays the Lead Director $1,000 per annum. The Fund also pays each Director serving as a member of the Audit, Proxy, or Nominating Committees a fee of $500 per committee meeting and the Chairman of each committee receives $1,000 per annum. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain special meetings or committee meetings on behalf of multiple funds. Directors and officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The following sets forth certain information regarding the compensation of the Fund’s Directors. No executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended March 31, 2012.

COMPENSATION TABLE

Aggregate Compensation

from Registrant

(Fiscal Year)

Name of Person and Position	Aggregate Compensation from the Fund		Total Compensation from the Fund and Fund Complex*
Interested Director:
Mario J. Gabelli, CFA Chairman of the Board	$0		$0	(0)

Independent Directors:
Clarence A. Davis Director	$6,750		$24,250	(2)

Vincent D. Enright Director	$9,536		$191,250	(16)

William F. Heitmann Director	$0	†	$3,500	(2)

Anthonie C. van Ekris Director	$6,533		$180,250	(20)

*	Represents the total compensation paid to such persons for the calendar year ended December 31, 2011. The parenthetical number represents the number of investment companies (including the Fund) or portfolios that are considered part of the same “fund complex” as the Fund because they have common or affiliated investment advisers.

†	Mr. Heitmann received zero compensation from the Fund due to his appointment to the Board after the fiscal year end of the Fund.

Code of Ethics

The Fund, its Adviser, and the Distributor have adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies

The Fund has delegated the voting of portfolio securities to the Adviser in its capacity as the Fund’s investment adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Guidelines”) set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider the nonfinancial effects of a merger, to limit shareholders’ rights to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services, Inc. (“ISS”) and its corporate governance service, other third party services, and the analysts of Gabelli & Company, Inc. (“Gabelli & Company”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s board of directors and not contrary to the Proxy Guidelines, (2) consistent with the recommendations of the issuer’s board of directors and is a non-controversial issue not covered by the Proxy Guidelines, or (3) the vote is contrary to the recommendations of the issuer’s board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Committee, the Director of Proxy Voting Services, or the Adviser’s Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, will be presented to the Proxy Committee. If the Chairman of the Proxy Committee, the Director of Proxy Voting Services, or the Adviser’s Legal Department has identified the matter as one that: (1) is controversial, (2) would benefit from deliberation by the Proxy Committee, or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Committee.

For matters submitted to the Proxy Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer, and any recommendations by the Gabelli & Company’s analysts. The Chief Investment Officer or the Gabelli & Company’s analysts may be invited to present their viewpoints. If the Adviser’s Legal Department believes that the matter before the Proxy Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund’s shareholders on the one hand, and those of the Fund’s Adviser and/or principal underwriter on the other hand, the conflict will be brought to the Proxy Committee to determine a resolution. The Proxy Committee may determine to resolve any such conflict itself, may ask the Independent Directors of the Fund, which would potentially include the Board’s ad hoc Proxy Committee, to vote the proxies, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Committee, the Chairman of the Proxy Committee will break the tie. The Proxy Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31st of each year. This filing for the Fund is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of July 2, 2012, the following persons owned of record or beneficially 5% or more of the Fund’s outstanding shares:

NAME AND ADDRESS	% OF CLASS	NATURE OF OWNERSHIP

CLASS AAA

NATIONAL FINANCIAL SVCS CORP	35.22%	Record
FOR EXCLUSIVE BENEFIT OF OUR
CUSTOMERS
RUSS LENNON
NEW YORK, NY 10281-1003

CHARLES SCHWAB & CO INC	26.23%	Record
SPECIAL CUSTODY ACCT
FBO CUSTOMERS
ATTN MUTUAL FUNDS
SAN FRANCISCO, CA 94104-4151

CLASS A

UBS WM USA	27.88%	Record
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
WEEHAWKEN, NJ 07086-6761

FIRST CLEARING LLC	5.19%	Record
SPECIAL CUSTODY ACCT FBO
EXCLUSIVE BENEFIT OF CUSTOMER
ST. LOUIS, MO 63103-2523

CLASS C

UBS WM USA	11.40%	Record
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
WEEHAWKEN, NJ 07086-6761

FIRST CLEARING LLC	8.20%	Record
SPECIAL CUSTODY ACCT FBO
EXCLUSIVE BENEFIT OF CUSTOMER
ST. LOUIS, MO 63103-2523

RBC CAPITAL MARKETS LLC	5.15%	Beneficial*
THEILINE WYCKOFF CRAMER
SEATTLE, WA 98112-5013

CLASS I

FIRST CLEARING LLC	29.59%	Record
SPECIAL CUSTODY ACCT FBO
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS, MO 63103-2523

NATIONAL FINANCIAL SERVICES	16.73%	Record
FOR THE BENEFIT OF THEIR
CUSTOMERS
NEW YORK, NY 10281-5598

CHARLES SCHWAB & CO INC	16.68%	Record
SPECIAL CUSTODY ACCT FBO
CUSTOMERS
ATTN MUTUAL FUNDS
SAN FRANCISCO, CA 94104-4151

MORGAN STANLEY SMITH BARNEY	15.34%	Beneficial*
JERSEY CITY, NJ 07311

LPL FINANCIAL	6.61%	Beneficial*
SAN DIEGO, CA 92121-1968

FRONTIER TRUST COMPANY FBO	6.38%	Record
GABELLI FUNDS 401(K) PROFIT
SHARING
FARGO, ND 58106-0758

*	Beneficial ownership is disclaimed.

As of July 2, 2012, as a group, the Directors and Officers of the Fund owned less than 1% of the Fund’s equity securities.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser is a New York limited liability company which serves as an investment adviser to sixteen open-end and ten closed-end registered investment companies and a Luxembourg SICAV with combined aggregate net assets in excess of $19.2 billion as of March 31, 2012. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Adviser on the basis of his controlling interest in GBL, the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management

Inc. acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately of $15.0 billion as of March 31, 2012. Teton Advisors, Inc., an affiliate of the Adviser with assets under management of approximately $895 million as of March 31, 2012, acts as investment advisor to The GAMCO Westwood Funds and separately managed accounts; Gabelli Securities, Inc, a majority owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $594 million as of March 31, 2012; and Gabelli Fixed Income LLC acts as investment adviser for separate accounts having assets under management of approximately $26 million as of March 31, 2012. Each of the forgoing companies, other than Teton Advisors, Inc., is a subsidiary of GBL. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc. as of March 31, 2012.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objective. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO Asset Management Inc. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as an investment adviser to the Fund pursuant to an investment advisory agreement (the “Agreement”), which was initially approved by the sole shareholder of the Fund on May 15, 2007. Pursuant to the Agreement, the Adviser furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

Under the Agreement, the Adviser also: (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund’s Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including BNY Mellon Investment Servicing (US) Inc., the Fund’s Sub-Administrator (“BNY Mellon” or the “Sub-Administrator”), The Bank of New York Mellon (“BNYM”), the Fund’s Custodian, Boston Financial Data Services, Inc. (“BFDS”), an affiliate of State Street Bank and Trust Company (“State Street”), the Fund’s Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Fund’s registration statement, Prospectuses, and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund’s tax returns, and reports to the Fund’s shareholders and the SEC; (v) supervises, but does not pay for, the calculation of NAV of each class in the Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund’s Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.

The cost of calculating the Fund’s NAV is an expense payable by the Fund pursuant to its Agreement. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, the Fund will reimburse the Adviser for such expense up to $45,000. The Adviser will not seek reimbursement if assets are less than $50 million. During the fiscal year ended March 31, 2012, the Fund reimbursed the Adviser $41,250 in connection with the cost of computing the Fund’s NAV.

The Agreement provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, trustees, and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Agreement provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Agreement also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Agreement in no way restricts the Adviser from acting as adviser to others. The Fund has agreed by the terms of the Agreement that the word “Gabelli” in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities, or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include “Gabelli”.

By its terms, the Agreement will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund’s Board or by a “majority” (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the continuance of the Agreement. The Agreement is terminable without penalty by the Fund on sixty days written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act.

As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the Fund’s average daily net assets, payable out of the Fund’s net assets and allocable to each class on the basis of the assets attributable to such class.

Fiscal year ended March 31	Advisory Fees Accrued	Fees Waived and Expenses Absorbed by the Adviser	Advisory Fees Recouped	Total Fees Paid to the Adviser
2012	$589,792	—	$56,477	$646,269
2011	$151,354	$130,192	—	$21,162
2010	$65,042	$174,957	—	$0

The Adviser has contractually agreed to waive its fees and reimburse the Fund’s expenses to the extent necessary to maintain certain expense ratio caps (excluding brokerage, interest, tax, and extraordinary expenses) until at least July 31, 2013 and will not terminate the agreement before such date. In addition, the Fund has agreed, during the three year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Operating Expenses would not exceed the amount of the specified expense cap on an annualized basis.

Portfolio Manager Information

Other Accounts Managed

The information below provides summary information regarding other accounts for which the portfolio manager is primarily responsible for the day-to-day management as of March 31, 2012.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets ($000)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Christopher C. Desmarais	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment	0	$0	0	$0
	Vehicles:
	Other Accounts:	10	1.6M	0	$0

Christopher Marangi	Registered Investment Companies:	5	$4.06B	1	$183.6M
	Other Pooled Investment	0	$0	0	$0
	Vehicles:
	Other Accounts:	131	330.7M	0	$0

Kevin V. Dreyer	Registered Investment Companies:	5	$3.5B	0	$0
	Other Pooled Investment	0	$0	0	$0
	Vehicles:
	Other Accounts:	127	$330.0M	0	$0

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio managers also have day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. Because the portfolio managers manage more than one account, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if they were to devote substantially more attention to the management of only one fund.

Allocation of Limited Investment Opportunities. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

Pursuit of Differing Strategies. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercise investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.

Selection of Broker/Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Fund or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have investment interests or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio managers in affording preferential treatment to those accounts that could most significantly benefit the portfolio managers.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

Compensation Structure

The compensation of portfolio managers in the Gabelli organization is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The portfolio managers receive a compensation package that includes equity based incentive compensation via awards of stock options and incentive based variable compensation, based on a percentage of net revenues received by the Adviser for managing the Fund and being the relationship manager for clients with separately managed accounts. Net revenues of the Fund are determined by deducting from gross investment management fees certain of the Firm’s expenses (other than the respective portfolio manager’s compensation) allocable to the Fund. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity based incentive compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria.

Ownership of Shares in the Fund

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by the Fund’s portfolio managers:

Name	Dollar Range of Equity Securities Held in the Fund*
Christopher C. Desmarais	D

Christopher J. Marangi	A

Kevin V. Dreyer	A

*	Key to Dollar Ranges- Information as of March 31, 2012
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001—$500,000
F.	$500,001 – $1,000,000
G.	over $1,000,000

Sub-Administrator

The Adviser has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon, which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator: (a) assists in supervising all aspects of the Fund’s operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV per share of each class of the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Board Meetings including the mailing of all Board materials and collates the same materials into the Board books, and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) calculates the Fund’s net asset value per share and provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund’s investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended (the “Code”), and the Fund’s investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion: 0.0275%; $10 billion to $15 billion: 0.0125%; over $15 billion: 0.0100%. The Sub-Administrator's fee is paid by the Adviser and will result in no additional expenses to the Fund.

Custodian, Transfer Agent, and Dividend Disbursing Agent

The Bank of New York Mellon, located at One Wall Street, New York, New York 10286, is the Custodian for the Fund’s cash and securities. BFDS, an affiliate of State Street, located at the BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the shareholder services on behalf of State Street and acts as the Fund’s transfer agent and dividend disbursing agent. Neither BNYM, BFDS, nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

Counsel

Paul Hastings LLP, 75 East 55th Street, New York, New York 10022, serves as the Fund’s legal counsel.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, independent registered public accounting firm, has been selected to audit the Fund’s annual financial statements.

Distributor

To implement the Fund’s Rule 12b-1 Plans, the Fund has entered into a Distribution Agreement with G.distributors, a Delaware limited liability company which is a wholly-owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distribution Agreement provides that the Distributor will use its best efforts to maintain a broad distribution of the Fund’s shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as to sell the Fund’s shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

Set forth in the table below are the amounts of sales commissions and underwriting fees on Class A Shares and contingent deferred sales charges (“CDSCs”) for Class A and Class C Shares received and retained by the Distributor for the past three fiscal years

Sales Commissions for the Years Ended March 31

	2010		2011		2012
Share Class	Commissions	Retained by Distributor	Commissions	Retained by Distributor	Commissions			Retained by Distributor
Class A Sales Commissions	$106,079	$17,043	$180,983	$28,818	$ $	215,082 84,765	* **	$ $	34,988 13,598	* **
Class A CDSCs	Not Applicable	$0	Not Applicable	$0		Not Applicable			$0
Class C CDSCs	Not Applicable	$914	Not Applicable	$663		Not Applicable		$ $	29,459 249	* **

*	Payments made to Gabelli & Company. Gabelli & Company was the Fund’s distributor prior to August 1, 2011.
**	Payments made to G.distributors. G.distributors replaced Gabelli & Company as the Fund’s distributor effective August 1, 2011.

Set forth in the table below are the amounts of brokerage commissions and other compensation received by the Distributor for the fiscal year ended March 31, 2012:

Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases		Brokerage Commissions		Other Compensation
$34,988*	$29,459	*	$8,750	*	$—	*
$13,598**	$249	**	N/A	**	$—	**

*	Payments made to Gabelli & Company. Gabelli & Company was the Fund’s distributor prior to August 1, 2011.
**	Payments made to G.distributors. G.distributors replaced Gabelli & Company as the Fund’s distributor effective August 1, 2011.

DISTRIBUTION PLANS

The Fund has adopted separate distribution and service plans (each a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class AAA, Class A, and Class C Shares.

Payments may be made by the Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising, compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plans and not be subject to its limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expense and accordingly a portion of the payments by the Fund may be used indirectly to finance distribution activities on behalf of other Gabelli/GAMCO funds, and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Fund. The Plans are intended to benefit the Fund, among other things, by increasing its assets and thereby reducing the Fund’s expense ratio.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by a vote of the Fund’s Board, including a majority of the Independent Directors. No Plan may be amended to increase materially the amount to be paid thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Independent Directors in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

Pursuant to the Plans, the Fund pays the Distributor 0.25% of its average daily net assets of Class AAA Shares and Class A Shares and 1.00% of its average daily net assets of Class C Shares. Due to the continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”). Pursuant to the Distribution Agreement, the Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Fund’s shares. The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that continuance of such agreement shall be approved at least annually (a) by the Fund’s Board, including a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party thereto upon sixty days written notice.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Directors shall be limited to the Independent Directors.

For the fiscal year ended March 31, 2012, the Fund incurred distribution costs for Class AAA, Class A, and Class C Shares of $198,324 payable to the Distributor. The Plans compensate the Distributor regardless of its expense. Gabelli & Company was the Fund’s distributor prior to August 1, 2011.

For the fiscal year ended March 31, 2012, the Distributor identified expenditures for the Fund of approximately $7,800 for advertising, $3,800 for printing, postage, and stationery, $1,400 for overhead support expenses, $140,000 for salaries of personnel of the Distributor, and $121,200 for third party servicing fees. Under each Plan, the Distributor will provide the Directors with periodic reports of amounts expended under each Plan and the purpose for which such expenditures were made.

The amounts included in the previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to approvals by the Board, the Fund also makes payments to the providers of these programs out of its assets other than 12b-1 payments, in amounts not greater than savings of expenses the Fund would incur in maintaining shareholder accounts for those who invest in the Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program’s charges out of their financial resources other than 12b-1 fees.

Shares of the Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor. There is no sales or service charge imposed by the Fund other than as described in the Prospectus for Class A Shares, Class C Shares and Class I Shares under the "Classes of Shares" section and in the Prospectus for Class AAA Shares under the “Rule 12b-1 Plan” section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund’s shares in that account. It is the responsibility of the shareholder's agent to establish procedures which would assure that, upon receipt of an order to purchase shares of the Fund, the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Director of the Fund had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

Under the Agreement, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense. The Adviser is permitted to: (1) direct Fund portfolio brokerage to Gabelli & Company, a broker-dealer member of the FINRA and an affiliate of the Adviser, and (2) pay commissions to brokers other than the Gabelli & Company which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund by brokers, including Gabelli & Company, as a factor in its selection of brokers or dealers for the Fund’s portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in OTC securities, but the prices of such securities usually may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the 1934 Act, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: (i) information as to the availability of securities for purchase or sale; (ii) statistical or factual information or opinions pertaining to investments; (iii) wire services; and (iv) appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Fund effect securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided, and based on such determinations, the Adviser has allocated brokerage commissions of $395,532 on portfolio transactions in the principal amount of $148,361,967 during the fiscal year ended March 31, 2012 to broker-dealers who provided research services to the Adviser. The average commission on these transactions was $0.02 per share.

Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company when it appears that, as an introducing broker or otherwise, Gabelli & Company can obtain a price, execution, and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted policies which provide that the commissions paid to Gabelli & Company on brokerage transactions may not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those Gabelli & Company charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Fund’s procedures contain requirements that the Board, including its Independent Directors, conduct periodic compliance review of such brokerage allocations and review such schedule at least quarterly for continuing compliance with the foregoing standard. The Adviser and Gabelli & Company are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the NYSE, Gabelli & Company controls and monitors the execution of such transactions on the floor of the NYSE through independent “floor brokers” or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli & Company, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to Gabelli & Company. Gabelli & Company may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, Gabelli & Company may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund’s Board has expressly authorized Gabelli & Company to effect such transactions; and (ii) Gabelli & Company annually advises the Fund of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding the Fund's payment of brokerage commissions for the past three fiscal years ended March 31 as indicated.

	Fiscal Year Ended March 31,	Commissions Paid
Total Brokerage Commissions

	2010	$85,898
	2011	$331,959
	2012	$494,174
Commission paid to Gabelli & Company
	2010	$6,364
	2011	$3,568
	2012	$8,750
% of Total Brokerage Commissions paid to Gabelli & Company	2012	1.80%

% of Total Transactions involving Commissions paid to Gabelli & Company	2012	4.29%

During its fiscal year ended March 31, 2012, the Fund did not acquire securities of its regular broker-dealers or of their parents.

REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board and taken at their value used in determining the Fund’s NAV as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder’s name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

The Fund imposes a redemption fee of 2.00% of the total redemption amount if you sell or exchange any of your shares within seven days of the date of purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Fund’s Prospectuses. The fee is not a sales charge (load) and is paid directly to the respective Fund and not to the Adviser or Distributor.

DETERMINATION OF NET ASSET VALUE

NAV is calculated separately for each class of the Fund. The NAV of Class C Shares of the Fund will generally be lower than the NAV of Class A, Class I, or Class AAA Shares as a result of the higher service and distribution related fees to which Class C Shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining the Fund’s NAV, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the OTC market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on such day, the security is valued at the most recently available bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the official closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: (i) analysis and review of available financial and non-financial information about the company; (ii) comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and (iii) evaluation of any other information that could be indicative of the value of the security.

The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund’s Board. Additional information on fair valuation is provided in the Fund’s Prospectuses under “Pricing of Fund Shares.”

NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless you have elected otherwise, be paid on the payment date fixed by the Board in additional shares of the Fund having an aggregate NAV as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions in cash or in additional shares may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. No sales charges or other fees are imposed on shareholders in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains or other income with which to pay dividends and distributions.

General

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Status of the Fund

The Fund has elected to qualify and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income from interests in qualified publicly traded partnerships, and (b) diversify its holdings so that, at the end of each fiscal quarter: (1) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer, any two or more issuers that it controls (by owning at least 20% of such issuer’s outstanding voting securities) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or any one or more qualified publicly traded partnerships.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest, and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed (or deemed distributed) in that taxable year. Any income or gains retained by the Fund will be subject to regular corporate-level income taxes. The Fund intends to distribute substantially all income and gains.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one year period generally ending on October 31 of the calendar year (unless an election is made by the Fund with a November or December year end to use the Fund’s fiscal year), and (3) all ordinary income and net capital gains for previous years that were not distributed during such years and upon which no tax was imposed. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November, or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

We may invest in certain commodity ETFs, which may be structured in such a way that requires us to include the ETF’s income in our calculation of our regulated investment company taxable income as if we earned the ETF’s income directly. ETFs that earn income from commodities generally produce income that is not qualifying income for a regulated investment company such as the Fund. If we exceed a certain level of non-qualifying income, we may not qualify as a regulated investment company.

Distributions

Distributions of investment company taxable income, whether paid in cash or reinvested in the Fund shares are taxable to U.S. shareholders as ordinary income. Properly reported distributions attributable to qualified dividends received by the Fund from certain U.S. and non-U.S. corporations are taxable to U.S. shareholders who are individuals at a reduced rate maximum rate of 15% provided that certain holding period requirements are met. This reduced rate is currently scheduled to apply to qualified dividends received prior to January

1, 2013 and thereafter revert to ordinary income rates unless extended by legislation. Properly reported dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations and to the extent the aggregate amount of such dividends do not exceed the aggregate dividends received by the Fund for the taxable year, may, subject to limitations, be eligible for the dividends received deduction. The alternative minimum tax applicable to corporations, however, may reduce the value of the dividends received deduction.

Distribution of gains may be taxed at different rates depending on how long the Fund held the security giving rise to such gains. Distributions of the excess of net long-term capital gains over net short-term capital losses, if any, properly reported by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders at the rates applicable to long-term capital gains, regardless of how long a shareholder has held Fund shares. The maximum U.S. federal income tax rate on net long-term capital gain of individuals is generally 15% for such gain recognized before January 1, 2013.

To the extent that the Fund retains any net long-term capital gains, it may designate them as “deemed distributions” and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the amounts so designated on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is then added to the shareholder’s cost basis for his shares. Shareholders who are not subject to U.S. federal income tax or tax on capital gains should be able to file a return on the appropriate form or claim for refund that allows them to recover the tax paid on their behalf. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

If the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to the extent of the shareholder’s basis in its shares (reducing the basis accordingly). Amounts exceeding the shareholder’s basis will be treated as gain from the sale or exchange of the shares (capital gains, if the shareholder holds his shares as capital assets).

Investors should be careful to consider the tax implications of buying shares of the Fund just prior to the record date of a distribution (including a capital gain distribution). The price of shares purchased at such a time will reflect the amount of the forthcoming distribution, but the distribution will generally be taxable to the purchaser.

Foreign Taxes

The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If the Fund has more than 50% of its assets invested in securities of foreign governments or corporations and consequently will not qualify to elect to treat any foreign taxes paid by the Fund as having been paid by the Fund’s shareholders at the close of its taxable year, then the Fund may be eligible to elect to pass through to its shareholders foreign tax credits or deductions for foreign taxes paid by the Fund subject to certain exceptions.

Dispositions

Upon a redemption, sale, or exchange of shares of the Fund, shareholders will realize a taxable gain or loss depending upon their basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and for non-corporate shareholders the rate of tax will depend upon the shareholder’s holding period for the shares and the shareholder’s level of taxable income. Any loss realized on a redemption, sale, or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of sixty-one days, beginning thirty days before and ending thirty days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss recognized on the sale of such shares during such six month period would be a long-term capital loss to the extent of such distribution.

An exchange from one share class within the Fund to another share class within the Fund is not a taxable transaction, provided that such classes have identical rights with respect to the Fund’s assets.

Backup Withholding

The Fund generally will be required to withhold (currently at 28%) U.S. federal income tax (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the Internal Revenue Service (the “IRS”) notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability if proper documentation is provided.

Other Taxation

On February 8, 2012, the Treasury Department issued proposed regulations relating to the Foreign Account Tax Compliance Act, or FATCA, which was enacted in March of 2010. As a general matter, FATCA imposes a 30% withholding tax on dividends on, and gross proceeds from the sale or other disposition of our Fund shares if paid to a foreign entity unless: (i) if the foreign entity is a "foreign financial institution," the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations; (ii) if the foreign entity is not a "foreign financial institution," the foreign entity identifies certain of its U.S. investors; or (iii) the foreign entity is otherwise excepted under FATCA. Under the proposed regulations, withholding is required: (i) with respect to dividends on our Fund shares beginning on January 1, 2014; and (ii) with respect to gross proceeds from a sale or other disposition of our Fund shares that occurs on or after January 1, 2015. Notwithstanding the foregoing, the proposed regulations will not be effective until issued in final form. There can be no assurance either as to when final regulations relating to FATCA will be issued or as to the particular form that those final regulations might take. If withholding is required under FATCA on a payment related to our Fund shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction (provided that such benefit is available). We will not pay any additional amounts in respect of amounts withheld under FATCA. Prospective investors should consult their tax advisors regarding the effect of FATCA in their particular circumstances.

Fund Investments

Options, Futures, and Forward Contracts. Any regulated futures contracts and certain options in which the Fund may invest may be “Section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. Code Section 1092, which applies to certain straddles, may affect the taxation of the Fund’s sales of securities and transactions in financial futures contracts and related options. Under Code Section 1092, the Fund may be required to postpone recognition of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or related options.

Special Code provisions applicable to Fund investments, discussed above, may affect characterization of gains and losses realized by the Fund, and may accelerate recognition of income or defer recognition of losses. The Fund will monitor these investments and when possible will make appropriate elections in order to mitigate unfavorable tax treatment.

The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisers to determine the suitability of the Fund and the applicability of any state, local or foreign taxation.

INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund may quote its performance in advertisements or in reports and other communications to shareholders, computed according to formulas prescribed by the SEC.

The Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund’s performance for any specified period in the future. In addition, when considering “average” total return figures for periods longer than one year, it is important to note that the Fund’s annual total returns for any one year in the period might have been greater or less than the average for the entire period. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund’s performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical results and are not intended to indicate future performance. Shareholders may make inquiries regarding the Fund’s total return figures to the Distributor.

In its reports, investor communications, or advertisements, the Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors, and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality, and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of the portfolio manager of the Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting the Fund and its investments; and (ix) other information of interest to investors.

DESCRIPTION OF THE FUND’S SHARES

The Fund has authority to issue 2,000,000,000 shares of common stock par value $.001 per share. The Board of Directors may, without any action by the shareholders, increase the number of shares that the Fund has authority to issue from time to time and may classify and reclassify shares of common stock in one or more series or classes of common stock. The Fund’s shares have no preemptive or conversion rights.

Voting Rights

Shareholders are entitled to one vote for each share held (and fractional votes for fractional shares) and may vote on the election of Directors and on other matters submitted to meetings of shareholders. As a Maryland corporation, the Fund is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for the consideration of proposals requiring shareholder approval, such as changing fundamental policies. In addition, the Fund’s Directors will call a meeting of shareholders upon the written request of the Fund’s shareholders of a majority of the Fund’s outstanding shares. The Directors will then, if requested by the applicants, mail at the applicants’ expense, the applicants’ communication to all other shareholders.

Liabilities

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from: (a) actual receipt of an improper benefit or profit in money, property or services, or (b) active and deliberate dishonesty which is established by a final judgment as being material to a cause of action. The Fund’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, but nothing in the Articles of Incorporation, as amended and supplemented, protects a Director against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Under Maryland law, the Fund’s shareholders generally are not liable for the Fund’s debts and obligations.

FINANCIAL STATEMENTS

The Fund’s Financial Statements for the fiscal year ended March 31, 2012, including the Report of PwC, independent registered public accounting firm, are incorporated herein by reference to the Fund’s Annual Report. The Fund’s Annual Report is available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com.

PwC provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s Investors Service, Inc.’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody’s may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S RATINGS SERVICE

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C:	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C1:	The rating C1 is reserved for income bonds on which no interest is being paid.

D:	Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P and Moody's commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

PART C: OTHER INFORMATION

Item 28. Exhibits.

(a)(1)	Articles of Incorporation of the Registrant, dated March 1, 2007, are incorporated by reference to the Registrant’s Registration Statement as filed with the SEC via EDGAR on March 6, 2007 (Accession No. 0001116679-07-000634) (“Registration Statement”).

(a)(2)	Articles of Amendment and Restatement, dated May 16, 2007, are incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC via EDGAR on May 31, 2007 (Accession No. 0001116679-07-001520) (“Pre-Effective Amendment No. 2”).

(b)(1)	By-Laws of Registrant, dated March 1, 2007, are incorporated by reference to Registration Statement.

(b)(2)	Amended and Restated By-Laws, dated March 1, 2007, are incorporated by reference to Pre-Effective Amendment No. 2.

(b)(3)	Amended and Restated By-Laws, dated August 19, 2009, are incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement as filed with the SEC via EDGAR on July 29, 2010 (Accession No. 0000950123-10-069637).

(c)	Instruments Defining Rights of Security Holders are incorporated by reference to Articles IV and V of the Registrant’s Articles of Amendment and Restatement filed as Exhibit (a)(2) to Pre-Effective Amendment No. 2 and to Articles II, VII, and IX of Registrant’s Amended and Restated By-Laws filed as Exhibit (b)(2) to Pre-Effective Amendment No. 2.

(d)(1)	Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, dated May 15, 2007, is incorporated by reference to Pre-Effective Amendment No. 2.

(d)(2)	Operating Expenses Limitation Agreement between the Registrant and Gabelli Funds, LLC, dated May 15, 2007, is incorporated by reference to Pre-Effective Amendment No. 2.

(e)	Distribution Agreement between the Registrant and G.distributors, LLC dated August 1, 2011, is incorporated by reference to Post-Effective Amendment No.6 to the Registration Statement as filed with the SEC via EDGAR on August 12, 2011(Accession No. 0000950123-11-076677)(“Post-Effective Amendment No. 6”).

(f)	Not applicable.

(g)	Custodian Agreement between the Registrant and The Bank of New York Mellon (“BNYM”), dated May 15, 2007, is incorporated by reference to Pre-Effective Amendment No. 2.

(h)	Transfer Agency and Service Agreement between the Registrant and State Street Bank & Trust Company (“State Street”), dated May 1, 2007, is incorporated by reference to Pre-Effective Amendment No. 2.

(i)	Consent of Paul Hastings LLP, Fund Counsel, is filed herewith.

(j)(1)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, is filed herewith.

(j)(2)	Power of Attorney for Clarence A. Davis, Vincent D. Enright, Mario J. Gabelli, Agnes Mullady, and Anthonie C. van Ekris, dated May 15, 2007, is incorporated by reference to Pre-Effective Amendment No. 2.

(j)(3)	Power of Attorney for William F. Heitmann, dated July 26, 2012, is filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class AAA Shares, dated August 1, 2011, is incorporated by reference to Post-Effective Amendment No. 6.

(m)(2)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares, dated August 1, 2011, is incorporated by reference to Post-Effective Amendment No. 6.

(m)(3)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares, dated August 1, 2011, is incorporated by reference to Post-Effective Amendment No.6.

(n)	Rule 18f-3 Multi-Class Plan, dated May 15, 2007, is incorporated by reference to Pre-Effective Amendment No. 2.

(o)	Not Applicable.

(p)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., Gabelli & Company, Inc., Teton Advisors, Inc., Gabelli Fixed Income LLC, and Gabelli Securities, Inc. is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement as filed with the SEC via EDGAR on July 29, 2008 (Accession No. 0000935069-08-001689).

Item 29. Persons Controlled by or Under Common Control with Registrant

None.

Item 30. Indemnification

Reference is made to the provisions of Article VI of the Registrant’s Articles of Amendment and Restatement filed as an exhibit to Pre-Effective Amendment No. 2 (as noted in Item 28 above) and Article XI of the Registrant’s Amended and Restated By-Laws filed as an exhibit to Pre-Effective Amendment No. 2 (as noted in Item 28 above).

Insofar as indemnification of liabilities arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the financial adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Articles of Incorporation, its By-Laws, the Investment Advisory Agreement, the Administration Agreement and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

Item 31. Business and Other Connections of the Investment Adviser

Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 32. Principal Underwriter

(a)	G.distributors, LLC (“G.distributors”) currently acts as distributor for The Gabelli 787 Fund, Inc., The Gabelli Asset Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., The Gabelli Dividend Growth Fund, Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., Gabelli Gold Fund, Inc, The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers Fund, The Gabelli Money Market Funds, The Gabelli Utilities Fund, The Gabelli Value Fund Inc. and GAMCO Westwood Funds.

(b)	The information required by this Item 32 with respect to each director, officer or partner of G.distributors is incorporated by reference to Schedule A of Form BD filed by G.distributors pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-68697).

(c)	Not Applicable.

Item 33. Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

1.	Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

2.	BNY Mellon Investment Servicing (US) Inc.

201 Washington Street

Boston, Massachusetts 02108

3.	BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, Pennsylvania 19406

4.	State Street Bank and Trust Company

One Heritage Drive

North Quincy, Massachusetts 02171

5.	Boston Financial Data Services, Inc.

Two Heritage Drive

North Quincy, Massachusetts 02171

6.	The Bank of New York Mellon

One Wall Street

New York, New York 10286

Item 34. Management Services

There are no management related service contracts not discussed in Part A or Part B.

Item 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GABELLI SRI GREEN FUND, INC., certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 27th day of July, 2012.

GABELLI SRI GREEN FUND, INC.

By:	/s/ Bruce N. Alpert
Bruce N. Alpert President, Secretary and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 7 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

Mario J. Gabelli* Mario J. Gabelli	Chairman of the Board (Chief Investment Officer)	July 27, 2012

/s/ Bruce N. Alpert Bruce N. Alpert	President and Secretary (Principal Executive Officer)	July 27, 2012

/s/ Agnes Mullady Agnes Mullady	Treasurer (Principal Financial and Accounting Officer)	July 27, 2012

Clarence A. Davis* Clarence A. Davis	Director	July 27, 2012

Vincent D. Enright* Vincent D. Enright	Director	July 27, 2012

Mario J. Gabelli* Mari’o J. Gabelli	Director	July 27, 2012

William F. Heitmann* William F. Heitmann	Director	July 27, 2012

Anthonie C. van Ekris* Anthonie C. van Ekris	Director	July 27, 2012

*By:	/s/ Bruce N. Alpert
Bruce N. Alpert Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description
28(i)	Consent of Paul Hastings LLP, Fund Counsel.

28(j)(1)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

28(j)(3)	Power of Attorney for William F. Heitmann, dated July 26, 2012.